UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.  )
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
Adverum Biotechnologies, Inc.
(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Preliminary Copy
ADVERUM BIOTECHNOLOGIES, INC.
100 Cardinal Way
Redwood City, California 94063
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 9, 2023
[    ], 2023
To the Stockholders of Adverum Biotechnologies, Inc.:
On behalf of the board of directors (the “Board of Directors” or the “Board”) of Adverum Biotechnologies, Inc. (“Adverum,” “we,” “us” or “our”), we cordially invite you to attend the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”), which will be held on June 9, 2023 at 8:00 a.m., Pacific Daylight Time via a live audio webcast at www.virtualshareholdermeeting.com/ADVM2023.
At the 2023 Annual Meeting, you will be asked to consider and vote upon the following proposals:
1.
To elect the three Class III directors named in the proxy statement, each to hold office until the 2026 Annual Meeting of Stockholders or until the director’s successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal;

2.	To ratify the selection, by the Audit Committee of our board of directors, of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023;
3.	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement;
4.	To approve an amendment to the amended and restated certificate of incorporation of Adverum Biotechnologies, Inc. to provide for the exculpation of officers; and
5.
To approve an amendment to the amended and restated certificate of incorporation of Adverum Biotechnologies, Inc. to effect a reverse stock split of Adverum Biotechnologies, Inc. common stock at a ratio of 1-for-5, 1-for-7, 1-for-10, 1-for-12 or 1-for-20, such ratio to be determined in the sole discretion of the Board of Directors.

The proxy statement and notice of annual meeting accompanying this letter provide you with more specific information concerning the proposals to be voted on at the 2023 Annual Meeting. You will also be asked to transact such other business, if any, as may properly come before the 2023 Annual Meeting or any adjournment or postponement thereof.
The record date for the 2023 Annual Meeting is April 12, 2023 (the “Record Date”). Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. A complete list of such stockholders will be available for examination by any stockholder for any purpose germane to the 2023 Annual Meeting beginning ten days prior to the meeting at our principal executive offices located at 100 Cardinal Way, Redwood City, California 94063. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by calling (650) 656-9323 or writing to him at the address above. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the meeting by clicking on the ‘Stockholder List’ link located under the ‘Meeting Links’ section of the virtual meeting website once logged in.
Under Securities and Exchange Commission rules, we are providing access to the proxy materials for the 2023 Annual Meeting to stockholders via the internet. Accordingly, you can access the proxy materials and vote at www.proxyvote.com. Instructions for accessing the proxy materials and voting are described below and in the notice of annual meeting that we will mail to our stockholders on or about [    ], 2023. Your vote is very important. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the internet or by telephone or proxy card will not affect your right to vote online if you decide to attend the 2023 Annual Meeting, which will be held virtually via the Internet. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.
Thank you for your cooperation and continued support.
Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders to be Held on June 9, 2023 at 8:00 a.m., Pacific Daylight Time via a live audio webcast at www.virtualshareholdermeeting.com/ADVM2023.
The proxy statement and our Annual Report on Form 10-K
are available at http://investors.adverum.com and www.proxyvote.com.
By Order of the Board of Directors,

[ ]
Kishor Peter Soparkar
Chief Operating Officer

Preliminary Copy
ADVERUM BIOTECHNOLOGIES, INC.
100 Cardinal Way, Redwood City, California 94063
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2023
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2023
This proxy statement and our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2022, are available at http://investors.adverum.com and www.proxyvote.com.
MEETING AGENDA
Proposal No.	Proposal	Board Vote Recommendation
1
To elect the three Class III directors named in the proxy statement, each to hold office until the 2026 Annual Meeting of Stockholders or until the director’s successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal.
For each Adverum director nominee
2	To ratify the selection, by the Audit Committee of our Board of Directors, of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023.	For
3	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement.	For
4	To approve an amendment to the amended and restated certificate of incorporation of Adverum Biotechnologies, Inc. to provide for the exculpation of officers.	For
5
To approve an amendment to the amended and restated certificate of incorporation of Adverum Biotechnologies, Inc. to effect a reverse stock split of Adverum Biotechnologies, Inc. common stock at a ratio of 1-for-5, 1-for-7, 1-for-10, 1-for-12 or 1-for-20, such ratio to be determined in the sole discretion of the Board of Directors.
For
We intend to mail the proxy materials for the 2023 Annual Meeting on or about [   ], 2023.

Page
QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING	1
PROPOSAL NO. 1: ELECTION OF DIRECTORS	8
PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	15
PROPOSAL NO. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	16
PROPOSAL NO. 4: APPROVAL FOR AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ADVERUM BIOTECHNOLOGIES, INC. TO PROVIDE FOR THE EXCULPATION OF OFFICERS	17
PROPOSAL NO. 5: APPROVAL FOR AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ADVERUM BIOTECHNOLOGIES, INC. TO EFFECT A REVERSE STOCK SPLIT OF ADVERUM BIOTECHNOLOGIES, INC. COMMON STOCK AT A RATIO OF 1-FOR-5, 1- FOR-7, 1-FOR-10, 1-FOR-12 OR 1-FOR-20, SUCH RATIO TO BE DETERMINED IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS	19
CORPORATE GOVERNANCE	26
NON-EMPLOYEE DIRECTOR COMPENSATION	34
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	36
EXECUTIVE OFFICERS	37
EXECUTIVE COMPENSATION	39
EQUITY COMPENSATION PLAN INFORMATION	60
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	61
DELINQUENT SECTION 16(A) REPORTS	63
HOUSEHOLDING	63
ANNUAL REPORT	63
WHERE YOU CAN FIND MORE INFORMATION	64
OTHER MATTERS	64
i

QUESTIONS AND ANSWERS
ABOUT THE 2023 ANNUAL MEETING
The following questions and answers are intended to briefly address some commonly asked questions regarding the 2023 Annual Meeting. These questions and answers may not address all questions that may be important to you as a stockholder. You should read the more detailed information contained elsewhere in this proxy statement and the documents referred to in this proxy statement.
Q:	Why am I receiving these proxy materials?
A:
We have made these proxy materials available to you on the internet or have delivered paper proxy materials to you, because the board of directors (the “Board”) of Adverum Biotechnologies, Inc. (“Adverum,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2023 Annual Meeting or any adjournments or postponements thereof that take place. As a stockholder, you are invited to attend the 2023 Annual Meeting and are requested to vote on the proposals described in this proxy statement. However, you do not need to attend the 2023 Annual Meeting to vote.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
A:
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are generally providing access to our proxy materials over the internet rather than printing and mailing the proxy materials. We believe electronic delivery will expedite the receipt of materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, a notice of internet availability will be mailed to beneficial owners of our common stock starting on or about [   ], 2023. The notice of internet availability will provide instructions as to how stockholders may access and review the proxy materials, including the notice of annual meeting, proxy statement and Annual Report on Form 10-K, and how to vote, on the website referred to in the notice of internet availability or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. In addition, stockholders of record will be sent the proxy materials in printed form or electronically by email and may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the notice of internet availability, and our notice of annual meeting, proxy statement and Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

Q:	When and where is the 2023 Annual Meeting?
A:
The 2023 Annual Meeting will be held on June 9, 2023, at 8:00 a.m., Pacific Daylight Time via a live audio webcast at www.virtualshareholdermeeting.com/ADVM2023. You will not be able to attend the 2023 Annual Meeting in person. Any stockholder can listen to and participate in the 2023 Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/ADVM2023.

The 2023 Annual Meeting webcast will begin promptly at 8:00 a.m., Pacific Daylight Time. We encourage you to access the meeting webcast beginning 30 minutes prior to the start time. Stockholders may participate in the annual meeting by visiting the website www.virtualshareholdermeeting.com/ADVM2023. To participate in the 2023 Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Q:	Why is the 2023 Annual Meeting being held in virtual-only format this year?
A:
Our Board annually considers the appropriate format of our annual meeting and this year has decided to hold a virtual annual meeting. In addition, we intend the virtual meeting format to provide stockholders a similar level of transparency to an in-person meeting format and we will take steps to ensure such an experience. Our stockholders will be afforded the same opportunities to participate at the virtual 2023 Annual Meeting as they would at an in-person annual meeting of stockholders. Our virtual annual meeting will allow stockholders to submit questions beginning 30 minutes prior to the scheduled 2023 Annual Meeting start time and during the meeting. We will spend up to 15 minutes at the end of the meeting answering stockholder questions that comply with the meeting rules of conduct, which will be posted on the virtual meeting web portal. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
If you attend the virtual meeting as described above, you will be deemed to be attending in person, as provided by Delaware law.
Q:	How do I attend the 2023 Annual Meeting?
A:
Attendance at the 2023 Annual Meeting or any adjournment or postponement thereof will be limited to Adverum stockholders as of the close of business on the Record Date and guests of Adverum. You will not be able to attend the 2023 Annual Meeting in person at a physical location. Stockholders may participate in the 2023 Annual Meeting by visiting the website www.virtualshareholdermeeting.com/ADVM2023. To participate in the 2023 Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Registered Stockholders
Stockholders of record as of the Record Date may participate in the 2023 Annual Meeting remotely by visiting the website www.virtualshareholdermeeting.com/ADVM2023. To participate in the 2023 Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Please have your proxy card, or Notice, containing your control number available to participate in the 2023 Annual Meeting remotely.
Beneficial Stockholders
Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may participate in the 2023 Annual Meeting remotely by visiting the website www.virtualshareholdermeeting.com/ADVM2023. Please have your Voting Instruction Form, Notice, or other communication containing your control number available to participate in the 2023 Annual Meeting remotely.
Q:	How can I access the list of stockholders of record?
A:
A complete list of stockholders will be available for examination by any stockholder for any purpose germane to the 2023 Annual Meeting beginning ten days prior to the meeting at our principal executive offices located at 100 Cardinal Way, Redwood City, California 94063. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by calling (650) 656-9323 or writing to him at the address above.

Q:	Who is entitled to vote at the 2023 Annual Meeting?
A:
Only stockholders of record (except as set forth below) as of the close of business on April 12, 2023 will be entitled to vote at the 2023 Annual Meeting. As of the close of business on the Record Date, there were [   ] shares of our common stock outstanding and entitled to vote. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the Record Date on each of the proposals presented in this proxy statement.

Stockholders of Record: Shares Registered in Your Name
If, at the close of business on April 12, 2023, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the 2023 Annual Meeting or vote by proxy. Whether or not you plan to attend the 2023 Annual Meeting, please vote as soon as possible by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Similar Organization
If, at the close of business on April 12, 2023, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2023 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent how to vote the shares in your account. You are also invited to attend the 2023 Annual Meeting. Many stockholders of record will provide you with a 16-digit control number via email or in your Notice of Availability or voting instruction form in order to attend and vote your shares at the virtual 2023 Annual Meeting. If you did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form, you will be provided with other instructions from your broker, bank or other stockholder of record that must be followed, including any requirement to obtain a valid legal proxy, in order for your broker, bank or other stockholder of record to vote your shares per your instructions or to attend and vote your shares at the 2023 Annual Meeting. Many brokers, banks or other stockholders of record allow a stockholder to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.
Q:	What proposals will be considered at the 2023 Annual Meeting?
A:	At the 2023 Annual Meeting, you will be asked to consider and vote on the following proposals:
•
a proposal to elect the three Class III directors named in this proxy statement, each to hold office until the 2026 Annual Meeting of Stockholders or until their successors are elected (Proposal No. 1 or “Director Election Proposal”);

•
a proposal to ratify the selection, by the Audit Committee of our Board, of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023 (Proposal No. 2 or “Auditor Proposal”);

•	a proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 3 or “Say-on-Pay Proposal”);
•
a proposal to approve an amendment to the amended and restated certificate of incorporation of Adverum Biotechnologies, Inc. to provide for the exculpation of officers (Proposal No. 4 or “Exculpation Proposal”); and

•
a proposal to approve an amendment to the amended and restated certificate of incorporation of Adverum Biotechnologies, Inc. to effect a reverse stock split of Adverum Biotechnologies, Inc. common stock at a ratio of 1-for-5, 1-for-7, 1-for-10, 1-for-12 or 1-for-20, such ratio to be determined in the sole discretion of the Board of Directors (Proposal No. 5 or “Reverse Split Proposal”).

In addition, you will also be asked to transact such other business, if any, as may properly come before the 2023 Annual Meeting or any adjournment or postponement thereof.
Q:	What are the voting recommendations of the Board?
A:	The Board unanimously recommends that you vote your shares as follows:
•	“FOR ALL” which means for all nominees in the Director Election Proposal (Proposal No. 1);
•	“FOR” the Auditor Proposal (Proposal No. 2);
•	“FOR” the Say-on-Pay Proposal (Proposal No. 3);
•	“FOR” the Exculpation Proposal (Proposal No. 4); and
•	“FOR” the Reverse Split Proposal (Proposal No. 5).
Q:	What other matters may arise at the 2023 Annual Meeting?
A:
Other than the proposals described in this proxy statement, we do not expect any other matters to be presented for a vote at the 2023 Annual Meeting. If any other matter is properly brought before the 2023 Annual Meeting, your proxy gives authority to the individuals named in the proxy to vote on such matters in their discretion to the extent authorized under Rule 14a-4(c)(1) under the Exchange Act.

Q:	How do I vote?
A:
For Proposal No. 1, to elect the three Class III directors named in this proxy statement to hold office until the 2026 Annual Meeting of Stockholders or until their successors are elected, you may either vote “FOR

ALL” nominees to the Board, you may “WITHHOLD ALL,” which will withhold your vote from all the Board’s nominees, or you may vote “FOR ALL EXCEPT” any nominee you specify. For each of Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5, you may vote “FOR” or “AGAINST” or abstain from voting.
Q:	How do I cast my vote if I am a stockholder of record?
A:
If you are a stockholder with shares registered in your name, you may vote at the 2023 Annual Meeting, which will be held virtually via the Internet, or vote by proxy by telephone or internet or by mail, or if you received a proxy card, by filling out and returning the enclosed proxy card. Whether or not you plan to attend the 2023 Annual Meeting, please vote as soon as possible to ensure your vote is counted. You may still attend the 2023 Annual Meeting and vote online during the meeting even if you have already voted by proxy.

•
To vote during the meeting. Attend the 2023 Annual Meeting by visiting www.virtualshareholdermeeting.com/ADVM2023 and follow the instructions posted there. Stockholders may participate in the 2023 Annual Meeting by visiting the website www.virtualshareholdermeeting.com/ADVM2023. To participate in the 2023 Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Please have your 16-digit control number to join the 2023 Annual Meeting.

•
To vote by proxy by Internet. You may access the website of Adverum’s tabulator, Broadridge, at www.proxyvote.com, using the voter control number printed on the furnished notice or proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your internet vote cannot be completed and you will receive an error message. If you vote on the internet, you may also request electronic delivery of future proxy materials. Your vote must be received by 11:59 p.m., Eastern Daylight Time on June 8, 2023 to be counted.

•
To vote by proxy by telephone: You may call 1-800-690-6903 toll-free from the U.S., U.S. territories and Canada, and follow the instructions on the furnished notice or proxy card. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed. Your vote must be received by 11:59 p.m., Eastern Daylight Time on June 8, 2023 to be counted.

•
To vote by proxy by mail. If you received paper proxy materials, you may submit your proxy by mail by completing and signing your proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed if we receive your completed proxy card before the 2023 Annual Meeting.

Q:	How do I cast my vote if I am a beneficial owner of shares registered in the name of my broker, bank or other similar organization?
A:
If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received voting instructions or a proxy card with these proxy materials from that organization rather than from us. Simply follow the instructions on the notice, or complete and mail the proxy card, to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote at the 2023 Annual Meeting, attend the 2023 Annual Meeting by visiting www.virtualshareholdermeeting.com/ADVM2023 and follow the instructions posted there. Please have your 16-digit control number to join the 2023 Annual Meeting. Many stockholders of record will provide you with a 16-digit control number via email or in your Notice of Availability or voting instruction form in order to attend and vote your shares at the virtual 2023 Annual Meeting. If you did not receive a 16-digit control number via email or on your Notice of Availability or voting instruction form, you will be provided with other instructions from your broker, bank or other stockholder of record that must be followed, including any requirement to obtain a valid legal proxy, in order for your broker, bank or other stockholder of record to vote your shares per your instructions or to attend and vote your shares at the 2023 Annual Meeting. Many brokers, banks or other stockholders of record allow a stockholder to obtain a valid legal proxy either online or by mail, and we recommend that you contact your broker, bank or other stockholder of record to do so.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Q:	How many votes do I have?
A:	On each matter to be voted upon, you have one vote for each share of our common stock you held as of the Record Date.
Q:	What if I return a proxy card but do not make specific choices?
A:
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR ALL” the Class III nominees for director named in this proxy statement, and “FOR” each of Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal No. 5. If any other matter is properly presented at the 2023 Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Q:	Who is paying for this proxy solicitation?
A:
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

Q:	What does it mean if I receive more than one notice or proxy card?
A:
If you receive more than one notice or proxy card, your shares are registered in more than one name or are registered in different accounts. Please vote with respect to each notice, or complete, sign and return each proxy card to ensure that all of your shares are voted.

Q:	Can I change my vote after I have submitted my proxy?
A:	Yes. You can revoke your proxy at any time before it is exercised at the 2023 Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:
•	You may submit another properly executed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the Internet.
•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at Adverum Biotechnologies, Inc., 100 Cardinal Way, Redwood City, California 94063.
•	You may attend the 2023 Annual Meeting, which will be held virtually via the Internet, and vote online. Simply attending the 2023 Annual Meeting will not, by itself, revoke your proxy.
If your shares are held by your broker or other agent, you should follow the instructions provided by your broker or agent.
Q:	What constitutes a quorum for purposes of the 2023 Annual Meeting?
A:
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the issued and outstanding shares entitled to vote are present virtually or represented by proxy at the 2023 Annual Meeting. On the Record Date, there were [   ] shares outstanding and entitled to vote. Thus, the holders of [   ] shares must be present in person or represented by proxy at the meeting to have a quorum. As described above, stockholders attending the virtual meeting will be deemed to be attending in person, as provided by Delaware law, and their shares will be counted towards the quorum requirement.

Abstentions and broker non-votes (as described below) will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting or the holders of a majority of shares entitled to vote at the meeting and present or represented by proxy may adjourn the 2023 Annual Meeting to another date.

Q:	How are votes counted?
A:
Broadridge Financial Solutions, Inc. has been engaged as our independent agent to tabulate stockholder votes for the 2023 Annual Meeting (the “Inspector of Elections”). The Inspector of Elections will separately count: for Proposal No. 1 (the Director Election Proposal), “FOR,” “WITHHOLD” and broker non-votes; and for Proposal No. 2 (the Auditor Proposal), Proposal No. 3 (the Say-on-Pay Proposal), Proposal No. 4 (the Exculpation Proposal); and Proposal No. 5 (the Reverse Split Proposal), votes “FOR” and “AGAINST,” abstentions and, if applicable, broker non-votes.

If your shares are held by your broker or other agent as your nominee (that is, held beneficially in “street name”), you will receive a voting instruction form from the institution that holds your shares. Please follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares. If you do not give voting instructions to your broker or other agent, your broker or other agent can only vote your shares with respect to “routine” matters (as described below).
Q:	What are “broker non-votes”?
A:
A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to “routine” matters but does not vote on “non-routine” matters because you did not provide voting instructions on these matters. These unvoted shares with respect to the “non-routine” matters are counted as “broker non-votes.” Proposal No. 1 (the Director Election Proposal), Proposal No. 3 (the Say-on-Pay Proposal) and Proposal No. 4 (the Exculpation Proposal) are “non-routine matters,” but we believe that Proposal No. 2 (the Auditor Proposal) and Proposal No. 5 (the Reverse Split Proposal) will be deemed by the New York Stock Exchange to be “routine” matters. Accordingly, if you do not instruct the broker how to vote your shares, we believe your broker will be able to vote your shares only with respect to Proposal Nos. 2 and 5, and will not be able to vote your shares with respect to Proposal Nos. 1, 3 and 4. Broker non-votes, if any, will be treated as shares that are present at the 2023 Annual Meeting for purposes of determining whether a quorum exists but will not have any effect on Proposal Nos. 1, 2 and 3. Abstentions and broker non-votes, if any, will have the same effect as “Against” votes for Proposal Nos. 4 and 5. Although we believe the New York Stock Exchange will deem the proposals as routine or non-routine as set forth above, we have not received guidance from the New York Stock Exchange and cannot guarantee that the New York Stock Exchange will not make a different decision. Accordingly, if you are a holder of shares through a broker, we encourage you to instruct the broker how to vote your shares to ensure that your shares are voted as you want them to be voted.

Q:	How many votes are needed to approve each proposal?
A:	The following votes are required to approve each proposal:
•
Proposal No. 1 – To elect three Class III directors to hold office until the 2026 Annual Meeting of Stockholders or until their successors are elected, the three nominees receiving the greatest number of “FOR” votes will be elected. Broker non-votes will not be counted towards the vote total for this proposal.

•
Proposal No. 2 – To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Adverum for the year ending December 31, 2023, “FOR” votes from the holders of a majority of the votes cast in person or by proxy (excluding abstentions and broker non-votes, if any) are required to approve this proposal.

•
Proposal No. 3 – To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement, “FOR” votes from the holders of a majority of the votes cast in person or by proxy (excluding abstentions and broker non-votes, if any) are required to approve this proposal.

•
Proposal No. 4 – To approve an amendment to the amended and restated certificate of incorporation of Adverum Biotechnologies, Inc. to provide for the exculpation of officers, “FOR” votes from the holders of a majority of the Adverum common stock outstanding on the record date for the 2023 Annual Meeting. Abstentions and broker non-votes will have the same effect as “AGAINST” votes.

•	Proposal No. 5 – To approve an amendment to the amended and restated certificate of incorporation of Adverum Biotechnologies, Inc. to effect a reverse stock split of Adverum Biotechnologies, Inc.

common stock at a ratio of 1-for-5, 1-for-7, 1-for-10, 1-for-12 or 1-for-20, such ratio to be determined in the sole discretion of the Board of Directors, “FOR” votes from the holders of a majority of the Adverum common stock outstanding on the record date for the 2023 Annual Meeting. Abstentions and broker non-votes will have the same effect as “AGAINST” votes.
Q:	How can I find out the results of the voting at the 2023 Annual Meeting?
A:
We will disclose voting results in a Current Report on Form 8-K filed with the SEC within four business days after the 2023 Annual Meeting. If final voting results are unavailable at that time, then we intend to file a Current Report on Form 8-K to disclose preliminary voting results and file an amended Current Report on Form 8-K within four business days after the date the final voting results are available.

Q:	When are stockholder proposals due for next year’s annual meeting?
A:
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in the proxy statement for, and for consideration at, our next annual meeting of stockholders. To be eligible for inclusion in our proxy statement for the 2024 Annual Meeting of Stockholders, your proposal must be submitted in writing by [   ] to our Corporate Secretary at Adverum Biotechnologies, Inc., 100 Cardinal Way, Redwood City, California 94063. However, if the meeting is held before May 10, 2024 or after July 9, 2024, then the deadline will be a reasonable time before we begin to print and mail our proxy materials for that meeting. While our Board will consider stockholder proposals, we reserve the right to omit from the proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you wish to submit a proposal before the stockholders or nominate a director at the 2024 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in the proxy materials for that meeting, then you must follow the procedures set forth in our bylaws and, among other things, notify our Corporate Secretary in writing between February 10, 2024 and March 11, 2024 However, if the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 9, 2024, then you must give notice not later than the 90th day prior to that meeting or, if later, the 10th day following the day on which public disclosure of that annual meeting date is first made. We also advise you to review our bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.
In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules in connection with our 2024 Annual Meeting of Stockholders, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to Adverum that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2024, or if the date of our 2024 Annual Meeting of Stockholders has changed by more than 30 days from the date of our 2023 Annual Meeting, then the notice must be provided by the later of (i) 60 days prior to the date of our 2024 Annual Meeting of Stockholders or (ii) the 10th day following the day on which public announcement of the date of our 2024 Annual Meeting of Stockholders is first made.
Q:	How can I obtain additional information about Adverum?
A:
Copies of our Annual Report on Form 10-K for the year ended December 31, 2022, and our other annual, quarterly and current reports, and any amendments to those reports, are filed with the SEC, and are available free of charge on our website, which is located at www.adverum.com. These reports and other information are filed electronically with the SEC and are available at the SEC’s website, www.sec.gov. Copies of these reports will be sent without charge to any stockholder requesting it in writing to our Corporate Secretary at Adverum Biotechnologies, Inc., 100 Cardinal Way, Redwood City, California 94063. The investor relations page of our website contains our press releases, earnings releases, financial information and stock quotes, as well as links to our SEC filings. The information posted on our website is not incorporated into this Proxy Statement.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
Board and Corporate Governance Highlights
Our Board is made up of directors with extensive experience leading and advising biotechnology and pharmaceutical companies. Our Board strives to ensure that our directors have backgrounds that collectively add significant value to our strategic decisions and enable them to provide oversight of management to ensure accountability to our stockholders. In addition, we have worked hard to strike the right balance between long-term understanding of our business and fresh external perspectives, as well as to ensure diversity within the boardroom.
We believe that a diversity of viewpoints, background, experience and other characteristics, such as gender, race, ethnicity, culture, nationality and sexual orientation, are an important part of the composition of our Board. To this end, in 2018 our Board adopted the so-called “Rooney Rule,” by amending our Corporate Governance Guidelines to provide that when evaluating candidates for nomination and new directors, the Board shall:
•
consider candidates with diverse backgrounds in terms of knowledge, experience, skills and other characteristics in the context of our needs at that point in time with a view to creating a Board with a diversity of experience and perspectives; and

•
include in the pool from which new director nominees are chosen by the Board candidates with a diversity of gender, race, ethnicity, culture, nationality or sexual orientation (and any third-party engaged to identify candidates for such pool will be asked to include such candidates).

Our Board’s Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and composition and organization of our Board. Through their work, we have assembled a Board composed of members with diverse backgrounds, skills and experience, and we believe this diversity contributes to an effective and well-balanced Board that is able to provide valuable insight into, and effective oversight of, our senior management team.
Below is a breakdown of the composition of our nominees for director and directors continuing following the 2023 Annual Meeting by board independence, non-employee status, and tenure of service (as of April 15, 2023), as well as the skills and experience possessed by our nominees for director and directors continuing following the 2023 Annual Meeting across selected categories that we believe are valuable to the oversight of our business.

In addition, the matrix below provides diversity statistics for our Board.
Board Diversity Matrix (as of April 15, 2023)
Total Number of Directors	9
	Female	Male	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	4	2
Part II: Demographic Background
African American or Black	—	1	—
Asian	1	—	—
White	2	3	—
LGBTQ+	2
Did Not Disclose Demographic Background	2

General
Our Board is divided into three classes. Each class has a three-year term. Except as otherwise provided by law, vacancies on our Board may be filled only by individuals elected by a majority of the remaining directors. A director elected by our Board to fill a vacancy in a particular class, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until such director’s successor is elected and has qualified, or until such director’s earlier death, resignation or removal.
Our Board currently consists of nine directors and no vacancies, divided into the three following classes:
•	The Class I directors are Soo Hong, Dawn Svoronos and Reed Tuckson, M.D., whose terms will expire at the 2024 Annual Meeting of Stockholders;
•	The Class II directors are Laurent Fischer, M.D., Patrick Machado, and James Scopa, whose terms will expire at the 2025 Annual Meeting of Stockholders; and
•
The Class III directors are Mark Lupher, Ph.D., Rabia Gurses Ozden, M.D. and Scott Whitcup, M.D., whose terms will expire at the 2023 Annual Meeting of Stockholders and who are nominated for election to serve until the 2026 Annual Meeting of Stockholders.

The three nominees for Class III directors are Drs. Lupher, Ozden and Whitcup, each of whom has agreed to stand for election as Class III directors. Each nominee was selected by the Board upon the unanimous recommendation of the Nominating and Corporate Governance Committee. Dr. Lupher and Dr. Whitcup were previously elected to our Board by our stockholders. Dr. Ozden was recommended for nomination to our Board by a third-party search firm and was initially appointed by our Board in March 2022. The specific experience, qualifications, attributes and skills of each nominee that led the Board to conclude that the individual should serve as a director are described in each nominee’s biography below. If elected, each nominee will serve for a three-year term expiring at the 2026 annual meeting of stockholders, or until his or her successor is elected and has qualified, or until his or her earlier death, resignation or removal.

Vote Required for Approval
Our directors are elected by a plurality of the votes cast. If a stockholder is voting by submitting a proxy card and a choice is specified on the proxy card by a stockholder, the shares will be voted as specified. If a choice is not specified on the proxy card, and authority to do so is not withheld, the shares will be voted “FOR” the election of the three nominees named above. If any of the nominees becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the nominee may instead be voted for the election of a substitute nominee proposed by the Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Pursuant to our Bylaws, written notice by stockholders of qualifying nominations for election to our Board of Directors must have been received by our Corporate Secretary by March 12, 2023. We did not receive any such notices, and no other nominations for election to our Board may be made by stockholders at the 2023 Annual Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE THREE CLASS III NOMINEES LISTED ABOVE FOR DIRECTOR. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED “FOR ALL” THE THREE CLASS III NOMINEES LISTED ABOVE FOR DIRECTOR.
Our nominees for director and directors continuing following the 2023 Annual Meeting and their ages as of April 15, 2023 are:
Name	Age	Board Position	Director Since
Patrick Machado(1)(2)	59	Chair of the Board	Mar. 2017
Laurent Fischer, M.D.	59	Director	Jun. 2020
Soo Hong(2)	51	Director	Mar. 2022
Mark Lupher, Ph.D.(3)(4)	52	Director	May 2019
Rabia Gurses Ozden, M.D.(4)	55	Director	Mar. 2022
James Scopa(1)(2)	64	Director	May 2019
Dawn Svoronos(1)(3)	69	Director	Dec. 2020
Reed Tuckson, M.D.(2)(3)	72	Director	Feb. 2021
Scott Whitcup, M.D.(3)(4)	63	Director	Apr. 2020
(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.
(4)	Member of the Research and Development Committee.
The following is a brief biography and discussion of the specific attributes, qualifications, experience and skills of each nominee for director and each director whose term will continue after the 2023 Annual Meeting. Our Board and management encourage each nominee for director and each continuing director to attend our annual meetings of stockholders.
CLASS I DIRECTORS – To continue in office until the 2024 Annual Meeting of Stockholders
Soo Hong Ms. Hong has served as the chief people officer at Sunbit, a financial technology company, since January 2022. At Sunbit, Ms. Hong is responsible for all talent and human resources functions including people services, recruiting, total rewards and compensation, and organizational development. Prior to joining Sunbit, Ms. Hong served as the chief people officer at National Veterinary Associates, an owner and operator of freestanding veterinary hospitals, from May 2019 to December 2021, where she was responsible for the oversight of people services, talent and learning, recruiting, and workplace support. From September 2017 to May 2019, Ms. Hong served as the chief human resources officer at Discovery Land Company, where she was responsible for oversight of a full portfolio of HR capabilities including talent acquisition and development, organizational development, learning, total rewards and HR operation. Prior to that, Ms. Hong served in leadership roles at Tinder, WeWork, Spencer Stuart and Russell Reynolds Associates. As a consultant, Ms. Hong has advised Capital One, Global Hyatt, and Pfizer on organizational, executive recruitment and engagement strategies. Previously, Ms. Hong served on the board of directors of CAMP, a privately-held company. Ms. Hong earned a B.A. in

American Studies from Wellesley College and an M.B.A. from The University of Chicago Booth School of Business. Ms. Hong has been chosen to serve on our Board due to her deep expertise in human capital management and executive and leadership development, as well as executive and board compensation design and governance serving rapidly growing organizations during periods of transformation.
Dawn Svoronos Ms. Svoronos has more than 30 years of experience in the biopharmaceutical industry, including extensive commercial work with the multinational pharmaceutical company Merck & Co. Inc., where she held roles of increasing seniority over more than 20 years of service. Prior to her retirement from Merck in 2011, Ms. Svoronos most recently served as President of Merck in Europe/Canada from 2009 to 2011, President of Merck in Canada from 2006 to 2009 and Vice President of Merck for Asia Pacific from 2005 to 2006. Ms. Svoronos currently serves as the Chair of the Board of Theratechnologies Inc. and is the Lead Independent Director of Xenon Pharmaceuticals, Inc. Previously, Ms. Svoronos served on the boards of directors of Endocyte, Inc., Global Blood Therapeutics, Inc., Medivation Inc. and PTC Therapeutics, Inc. Ms. Svoronos also serves on the boards of directors of Agnovos Healthcare Company and Acelyrin, Inc., privately-held biotechnology companies. She earned a B.A. in English and French literature from Carleton University in Ottawa, Canada. Ms. Svoronos has been chosen to serve on our Board due to her extensive global biopharmaceutical and commercial leadership experience.
Reed Tuckson, M.D. Dr. Tuckson has served as the managing director of Tuckson Health Connections, a private consulting company since 2013. Previously, he served as the executive vice president and chief of medical affairs of UnitedHealth Group, a Fortune 25 health and well-being company that includes health insurance and data and analytic products and services. Dr. Tuckson also served as senior vice president for professional standards of the American Medical Association; president of the Charles R. Drew University of Medicine and Science in Los Angeles, California; senior vice president for programs of the March of Dimes Birth Defects Foundation; and Commissioner of Public Health for the District of Columbia. Dr. Tuckson is the co-founder of the Black Coalition Against COVID and currently serves on the boards of directors of CTI BioPharma Corp. and Henry Schein, Inc. He also serves on the board of directors of Project Sunshine, a non-profit organization, the Advisory Board of the National Institutes of Health Clinical Center, several committees of the National Academy of Medicine and on the Health Advisory Committee of The MITRE Corporation. Dr. Tuckson previously served on the boards of directors of Acasti Pharma, Inc., Howard University and LifePoint Health, Inc. and was Chair of the Board of Alliance for Health Policy. Dr. Tuckson earned a B.S. from Howard University and his M.D. from the Georgetown University School of Medicine. He completed the Hospital of the University of Pennsylvania’s General Internal Medicine Residency and Fellowship programs. Dr. Tuckson has been chosen to serve on our Board due to his experience in multiple facets of the healthcare industry, including extensive healthcare policy expertise, from clinical services administration and medical policies to consumer health engagement.
CLASS II DIRECTORS – To continue in office until the 2025 Annual Meeting of Stockholders
Laurent Fischer, M.D. Dr. Fischer became our chief executive officer in June 2020 and our president in June 2021. Prior to that, Dr. Fischer served as senior vice president, head of the liver therapeutic area at Allergan PLC, a global pharmaceutical company, from November 2016 to June 2020, in which role he was responsible for the Liver Therapeutic R&D pipeline. Dr. Fischer served as chief executive officer of Tobira Therapeutics, a clinical-stage biopharmaceutical company from 2013 until Allergan acquired Tobira Therapeutics in November 2016, in which role he was responsible for taking the company public, completing the first study in NASH demonstrating an anti-fibrotic effect and selling the company to Allergan. Prior to Tobira, he served as chairman and chief executive officer of Jennerex, Inc., until its acquisition by SillaJen Biotherapeutics, Inc. Prior to Jennerex, he was co-founder, president and chief executive officer of Ocera Therapeutics and president and chief executive officer of Auxeris Therapeutics, Inc. Dr. Fischer serves as chairman of the board of directors of CTI Biopharma and on the board of directors at Mirum Pharmaceuticals, Inc. Dr. Fischer also serves on the board of directors of Lycia Therapeutics, a private company, and as a senior advisor on the Life Sciences Team at Frazier Healthcare Partners. Over the span of his career, Dr. Fischer has held roles of increasing responsibility at several companies, including, RXCentric, Inc. (now part of Allscripts Healthcare Solutions, Inc.), MedVantx Inc., Dupont Pharmaceuticals, Dupont-Merck and F. Hoffmann-La Roche. Dr. Fischer earned an undergraduate degree from the University of Geneva and his medical degree from the Geneva Medical School, Switzerland. Dr. Fischer’s experience as an executive in the pharmaceutical industry, knowledge of biopharmaceuticals, and his service as our Chief Executive Officer were the primary qualifications that led the Board to conclude that he should serve on our Board.
Patrick Machado Mr. Machado was a co-founder of Medivation, Inc., a biopharmaceutical company, and served as its chief business officer from 2009 to 2014 and as its chief financial officer from 2004 until his retirement in 2014. From 1998 to 2001, Mr. Machado worked with ProDuct Health, Inc., a medical device company, as senior vice president, chief financial officer and earlier as general counsel. Upon ProDuct Health’s acquisition by Cytyc Corporation, a diagnostic and medical device company, he served as a consultant to Cytyc to assist with transitional matters from 2001 to 2002. Earlier in his career, Mr. Machado worked for Morrison & Foerster LLP, an international law firm, and for the Massachusetts Supreme Judicial Court. Mr. Machado also currently serves on the boards of directors of Arcus Biosciences, Inc., Chimerix, Inc., Xenon Pharmaceuticals Inc., and several private companies, and previously served on the boards of directors of Axovant Sciences, Inc., Endocyte, Inc., Inotek Pharmaceuticals Corporation (now Rocket Pharmaceuticals, Inc.), Medivation, Inc., Principia Biopharma Inc., Roivant Sciences Ltd., SCYNEXIS, Inc. and Turning Point Therapeutics, Inc., Mr. Machado earned a B.A. in German and a B.S. in Economics from Santa Clara University and a J.D. from Harvard Law School. Mr. Machado has been chosen to serve on our Board due to his extensive experience dealing with the operational and financial issues of biopharmaceutical companies.
James Scopa Mr. Scopa served on the Investment Committee of MPM Capital, a life sciences venture capital firm, and was a Managing Director in MPM Capital's San Francisco office from 2005 to 2017. Previously, Mr. Scopa spent 18 years advising growth companies in biopharmaceuticals and medical devices at Deutsche Banc/Alex. Brown & Sons and Thomas Weisel Partners. At Deutsche Banc Alex. Brown he served as Managing Director and Global Co-Head of Healthcare Investment Banking. Mr. Scopa has been a member of the advisory board and the investment advisory committee of OneVentures, an Australian venture capital firm, since July 2017. From January 2017 to June 2018, he was a fellow at Stanford University in the Distinguished Careers Institute. Mr. Scopa currently serves on the boards of directors of Aligos Therapeutics, Inc. and DICE Therapeutics, Inc. and the privately held biotechnology companies, Blade Therapeutics, Inc. and Neuron23, Inc. Mr. Scopa has previously served on the boards of directors of Semma Therapeutics, Inc. (sold to Vertex Pharmaceuticals, Inc.), True North Therapeutics, Inc. (sold to Bioverativ Inc.), Conatus Pharmaceuticals Inc., Peplin Inc. (sold to LEO Pharma Inc.), Solasia Pharma K.K. and TriVascular Technologies, Inc. (sold to Endologix, Inc.). Mr. Scopa earned an A.B. from Harvard College, an M.B.A. from Harvard Business School and a J.D. from Harvard Law School. Mr. Scopa has been chosen to serve on our Board due to his extensive experience as a venture capital investor in the biotechnology and biopharmaceuticals industries, prior experience as an investment banker in those industries, and his service as a director for numerous companies.
CLASS III DIRECTORS AND CURRENT NOMINEES – To be elected for a three-year term expiring at the 2026 Annual Meeting of Stockholders
Mark Lupher, Ph.D. Dr. Lupher served as vice president of translational pharmacology and preclinical development at Sutro Biopharma, Inc., a publicly traded drug discovery, development and manufacturing company, from February 2016 to March 2020. In June 2013, Dr. Lupher founded VeritasRx Consulting, a consulting firm, and he has served as its president since that time, consulting for venture capital firms and biopharmaceutical companies, including Sutro Biopharma, Inc. from May 2014 to March 2016. Prior to VeritasRx, Dr. Lupher held various roles with Promedior, Inc., where he served as chief scientific officer from June 2010 to June 2013, as senior vice president, discovery research from June 2009 to June 2010 and as vice president, drug discovery from February 2007 to June 2009. Prior to Promedior, Dr. Lupher held various roles with ICOS Corporation from October 1998 to February 2007. Dr. Lupher earned a Ph.D. in immunology from Harvard University and a B.S. in microbiology from the University of Washington. Dr. Lupher has been chosen to serve on our Board due to his drug development experience.
Rabia Gurses Ozden, M.D. Dr. Ozden has served as the chief medical officer at Ocular Therapeutix, Inc., a biopharmaceutical company focused on the formulation, development, and commercialization of innovative therapies for diseases and conditions of the eye, since July 2022 and prior to that was Ocular’s senior vice president, clinical development, since January 2021. Dr. Ozden is responsible for leading the clinical development of its current and growing pipeline of indications focusing on the front and back of the eye. Prior to joining Ocular, Dr. Ozden served as the chief development officer at Akouos, Inc., a genetic medicine company, from September 2019 to January 2021, where she was responsible for leading the clinical development of its programs for sensorineural hearing loss. From January 2019 to August 2019, Dr. Ozden served as the chief medical officer of Nightstar Therapeutics plc., a gene therapy company, which was acquired by Biogen in 2019, where she was responsible for leading the clinical development of its programs for the inherited retinal diseases. Prior to Nightstar, from March 2018 to May 2019, Dr. Ozden consulted at Clementia Pharmaceuticals Inc., a biopharmaceutical company, where she was responsible for leading the clinical research and development in its dry eye program. From July 2015 to March 2018, she was the vice president, clinical research and development at Applied Genetic Technologies Corporation, a biotechnology company, responsible for leading the clinical development of its programs for the inherited retinal diseases. Prior to that Dr. Ozden held leadership roles at GlaxoSmithKline, Quark Pharmaceuticals, Bausch & Lomb Pharmaceuticals and Carl Zeiss Meditec AG. Dr. Ozden earned her M.D. from Hacettepe University School of Medicine. She completed her ophthalmology residency at Ankara University School of Medicine, and her clinical fellowship in Glaucoma at the New York Eye and Ear Infirmary. Dr. Ozden has been chosen to serve on our Board due to her extensive experience in ophthalmology, clinical development and operations, pharmacovigilance, regulatory affairs and gene therapy.
Scott Whitcup, M.D. Dr. Whitcup is the founder and chief executive officer of two companies focused on developing new therapies in ophthalmology and dermatology, Akrivista LLC and Whitecap Biosciences LLC, positions he has held since October 2015 and November 2015, respectively. He has also served on the clinical faculty at the UCLA Stein Eye Institute since July 2003. Previously, Dr. Whitcup served in a number of positions at Allergan, Inc., most recently as the executive vice president of research and development and chief scientific officer, from April 2009 to March 2015. Earlier in his career, Dr. Whitcup was the clinical director at the National Eye Institute at the National Institutes of Health. He previously served on a number of boards of directors, most recently, Menlo Therapeutics Inc., a biopharmaceutical company, and Nightstar Therapeutics plc, a gene therapy company, and currently serves on the board of directors of Anivive Lifesciences, a private company. Dr. Whitcup earned a B.A. from Cornell University and an M.D. from Cornell University Medical College. He completed an internal medicine residency at UCLA and an ophthalmology residency at Harvard University at the Massachusetts Eye and Ear Infirmary. Dr. Whitcup has been chosen to serve on our Board due to his extensive experience in the discovery, development, and commercialization of drug products, his ophthalmologic expertise and his experience serving as a director for public companies.

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee of our Board has selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023, and is seeking ratification of such selection by our stockholders at the 2023 Annual Meeting. Ernst & Young LLP has served as our independent registered public accounting firm since 2018. Representatives of Ernst & Young LLP are expected to be present at the 2023 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst &Young LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Adverum and our stockholders.
Auditor Fees
For the years ended December 31, 2022 and 2021, Ernst & Young LLP billed the approximate fees set forth below. All fees described in the table below were preapproved by the Audit Committee.
	Year Ended December 31,
	2022	2021
Audit Fees(1)	$929,621	$954,449
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total All Fees	$929,621	$954,449
(1)
This category consists of fees for professional services rendered for the audit of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Preapproval Policies and Procedures
The Audit Committee is responsible for reviewing the terms of the proposed engagement of the independent registered public accounting firm for audit or permissible non-audit services and for preapproving all such engagements. The Audit Committee has adopted a policy for the preapproval of all audit and non-audit services to be performed for us by the independent registered public accounting firm. In providing any preapproval, the Audit Committee considers whether the services to be approved are consistent with the SEC’s rules on auditor independence. The Audit Committee has considered the role of Ernst & Young LLP in providing audit and audit-related services to us and has concluded that such services are compatible with Ernst & Young LLP’s role as our independent registered public accounting firm.
Vote Required for Approval
The affirmative vote of a majority of the shares cast in person or by proxy at the 2023 Annual Meeting (excluding abstentions and broker non-votes, if any) will be required to ratify the selection of Ernst & Young LLP.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED “FOR” THE APPROVAL OF THIS PROPOSAL.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1
The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at http://investors.adverum.com.
In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Adverum’s audited financial statements for the year ended December 31, 2022. The Audit Committee has discussed with Ernst & Young LLP (“E&Y”), Adverum’s independent registered public accounting firm for 2022, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee received from E&Y the written disclosures and the letter required by the applicable requirements of the PCAOB regarding E&Y’s communications with the Audit Committee concerning independence, and has discussed with E&Y its independence. Finally, the Audit Committee discussed with E&Y, with and without management present, the scope and results of E&Y’s audit of our financial statements for the year ended December 31, 2022.
Based on these reviews and discussions, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC.
Audit Committee
Patrick Machado
James Scopa
Dawn Svoronos
1
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Adverum under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL NO. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.
Accordingly, the Board is asking you to indicate your support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to Adverum’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation discussion and analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Because the vote is advisory, it is not binding on our Board, our Compensation Committee or us. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Advisory approval of this proposal requires “FOR” votes from the holders of a majority of the shares cast in person or by proxy (excluding abstentions and broker non-votes, if any).
Our stockholders have recommended, and our Board has approved, a frequency of each year for advisory votes on executive compensation. Accordingly, the next advisory vote on executive compensation will be at our 2024 Annual Meeting of Stockholders.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON EXECUTIVE COMPENSATION. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED “FOR” THE APPROVAL OF THIS PROPOSAL.

PROPOSAL NO. 4: APPROVAL FOR AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ADVERUM BIOTECHNOLOGIES, INC. TO PROVIDE FOR THE EXCULPATION OF OFFICERS
Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) was amended effective August 1, 2022 to authorize exculpation of officers of Delaware corporations (Section 102(b)(7) Amendment). Specifically, the amendment extends the opportunity for Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions. This provision would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit, nor would this provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.
The Board believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent. This protection has long been afforded to directors. Accordingly, the Board believes that the proposal to extend exculpation to officers is fair and in the best interests of the corporation and its stockholders. Accordingly, the Board has deemed it advisable that the Adverum Amended and Restated Certificate of Incorporation be amended to add a new Article X, to read in its entirety as follows:
ARTICLE X
No officer of the Corporation shall have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as an officer, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article X, or the adoption of any provision of the Restated Certificate inconsistent with this Article X, shall not adversely affect any right or protection of an officer of the Corporation with respect to any act or omission occurring prior to such amendment, repeal, modification or adoption. If the General Corporation Law of the State of Delaware is amended after approval by the stockholders of this Article X to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.
If the stockholders approve this proposal, Adverum will file a Certificate of Amendment to its amended and restated certificate of incorporation adding the Exculpation Amendment. In accordance with the DGCL, however, Adverum’s Board may elect to abandon the Exculpation Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Exculpation Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the Exculpation Amendment.
Purpose and Possible Effects of the Proposed Amendment
The Board desires to amend its Charter to maintain provisions consistent with the governing statutes contained in the DCGL. Prior to the Section 102(b)(7) Amendment, Delaware law has permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Consequently, stockholder plaintiffs have employed a tactic of bringing certain claims that would otherwise be exculpated if brought against directors, against individual officers to avoid dismissal of such claims. The Section 102(b)(7) Amendment was adopted to address inconsistent treatment between officers and directors and address rising litigation and insurance costs for stockholders.
As is currently the case with directors under Adverum’s amended and restated certificate of incorporation, this provision would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would this provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims. The Board believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent. This protection has long been afforded to directors, and accordingly, the Board believes that this proposal which would extend exculpation to officers, as specifically permitted by the Section 102(b)(7) Amendment, is fair and in the best interests of Adverum and its stockholders.

Required Vote; Recommendation of the Adverum Board
The affirmative vote of a majority of the shares of common stock outstanding on the record date for the 2023 Annual Meeting will be required to approve the Exculpation Proposal.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ADVERUM BIOTECHNOLOGIES, INC. TO PROVIDE FOR THE EXCULPATION OF OFFICERS.

PROPOSAL NO. 5: APPROVAL FOR AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ADVERUM BIOTECHNOLOGIES, INC. TO EFFECT A REVERSE STOCK SPLIT OF ADVERUM BIOTECHNOLOGIES, INC. COMMON STOCK AT A RATIO OF 1-FOR-5, 1-FOR-7, 1-FOR-10, 1-FOR-12 OR 1-FOR-20, SUCH RATIO TO BE DETERMINED IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS
Introduction
The Board is recommending that the stockholders approve an amendment to Adverum’s Amended and Restated Certificate of Incorporation (the “Charter”) to effect a reverse stock split of Adverum’s common stock at a ratio of 1-for-5, 1-for-7, 1-for-10, 1-for-12 or 1-for-20, such ratio to be determined in the sole discretion of the Board of Directors. If this proposal is approved, the Board will have the authority to decide, within twelve months from the Annual Meeting, whether to implement the split and the exact amount of the split among these ratios, if it is to be implemented. We believe that enabling our Board to set the ratio within the stated ranges will provide Adverum with the flexibility to implement a reverse stock split in a manner designed to maximize the anticipated benefits for its stockholders. If the Board decides to implement the split, it will become effective upon the filing of an amendment to the Charter with the Secretary of State of the State of Delaware (the “Effective Date”). If the reverse stock split is implemented, the number of issued and outstanding shares of common stock would be reduced in accordance with the reverse split ratio selected by the Board. The total number of authorized shares of common stock will remain at 305,000,000, notwithstanding the reverse stock split.
Accordingly, the Board has deemed it advisable that Article IV(A) of the Adverum Amended and Restated Certificate of Incorporation be amended and restated to read in its entirety as follows (with the reverse stock split ratio from one of the ones listed above to be determined by the Board):
A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is Three Hundred Five Million (305,000,000) shares, divided into Three Hundred Million (300,000,000) shares of Common Stock and 5,000,000 shares of Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share. Effective as of 12:01 a.m. Eastern time, on the date immediately following the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each [   ] shares of the Corporation’s Common Stock issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock; provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Corporation’s Common Stock as reported on the Nasdaq Global Market (or such other principal market upon which its Common Stock is traded) on the last business day before the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, such amount rounded to the nearest whole cent.
If the stockholders approve this proposal, Adverum will file a Certificate of Amendment to its amended and restated certificate of incorporation adding the Reverse Stock Split Amendment (with the time and the reverse stock split ratio from one of the ones listed above to be determined by the Board). In accordance with the DGCL, however, Adverum’s Board may elect to abandon the Reverse Stock Split Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the Reverse Stock Split Amendment.
Purpose and Background of the Reverse Stock Split
The Board’s primary objective in proposing the reverse stock split is to raise the per share trading price of our common stock. The Board believes that the reverse stock split would, among other things, (i) better enable Adverum to maintain the listing of its common stock on The Nasdaq Global Market and (ii) facilitate higher levels of institutional stock ownership, as institutional investment policies generally prohibit investments in lower-priced securities.
Adverum’s common stock is currently listed on The Nasdaq Global Market. On November 18, 2022, Adverum received a letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock

Market (“Nasdaq”) advising Adverum that for 30 consecutive trading days preceding the date of the Notice, the bid price of our common stock had closed below the $1.00 per share minimum required for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were provided 180 calendar days from November 18, 2022, or until May 17, 2023, to regain compliance with the Minimum Bid Price Requirement. To regain compliance and qualify for continued listing on The Nasdaq Global Market, the minimum bid price per share of Adverum’s common stock must be at least $1.00 for at least ten consecutive business days during the grace period. If Adverum fails to regain compliance during this grace period, our common stock will be subject to delisting by Nasdaq.
The failure of stockholders to approve this Proposal No. 5 could prevent Adverum from regaining compliance with Nasdaq’s Minimum Bid Price Requirement. If Nasdaq delists our common stock, then our common stock would likely become traded on the over-the-counter market maintained by OTC Markets Group Inc. (the “OTC”), which does not have the substantial corporate governance or quantitative listing requirements for continued trading that Nasdaq has. In that event, interest in our common stock may decline and certain institutions may not have the ability to trade in our common stock, all of which could have a material adverse effect on the liquidity or trading volume of our common stock. If our common stock becomes significantly less liquid due to delisting from Nasdaq, our stockholders may not have the ability to liquidate their investments in our common stock as and when desired and we believe our access to capital would become significantly diminished as a result. Also, due to certain state securities (blue sky) law requirements that apply to securities that are not listed on an exchange, our ability to consummate future public offerings would be materially limited, and could require that Adverum undertake private placements on terms that are significantly less favorable than the terms of a public offering.
The closing sale price of Adverum’s common stock on [    ], 2023 was $[    ] per share. The Board has considered the potential harm to Adverum of a delisting from The Nasdaq Global Market and believes that a reverse stock split would enable Adverum to regain compliance with Nasdaq’s minimum bid price listing standard.
The Board further believes that an increased stock price may encourage investor interest and improve the marketability of Adverum’s common stock to a broader range of investors, and thus improve liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. The Board believes that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in Adverum’s common stock. Furthermore, the Board believes that the reverse stock split would better enable Adverum to raise capital to fund its planned operations, if necessary.
The purpose of seeking stockholder approval of a reverse stock split ratio of 1-for-5, 1-for-7, 1-for-10, 1-for-12 or 1-for-20 (rather than a fixed exchange ratio) is to provide Adverum with the flexibility to achieve the desired results of the reverse stock split. If Adverum were to effect a reverse stock split, the Board would set the timing for such a split and select the specific ratio of between 1-for-5, 1-for-7, 1-for-10, 1-for-12 or 1-for-20. If the stockholders approve this proposal, the Board would effect a reverse stock split only upon the determination by the Board that a reverse stock split would be in the best interests of Adverum at that time. No further action on the part of stockholders would be required to either implement or abandon the reverse stock split. If the stockholders approve the proposal, and the Board determines to effect the reverse stock split, we would communicate to the public, prior to the Effective Date, additional details regarding the reverse stock split, including the specific ratio selected by the Board. If the Board does not implement the reverse stock split within twelve months from the Annual Meeting, the authority granted in this proposal to implement the reverse stock split will terminate. The Board reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of Adverum.

Material Effects of Proposed Reverse Stock Split
The Board believes that the reverse stock split will increase the price level of Adverum’s common stock in order to, among other things, ensure continued compliance with The Nasdaq Global Market’s minimum bid price listing standard and generate interest in Adverum among investors. The Board cannot predict, however, the effect of the reverse stock split upon the market price for the common stock, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of common stock after the reverse stock split may not rise in proportion to the reduction in the number of shares of common stock outstanding resulting from the reverse stock split, which would reduce the market capitalization of Adverum. The market price per post-reverse stock split share may not remain in excess of the $1.00 minimum bid price as required by The Nasdaq Global Market, or Adverum may not otherwise meet the additional requirements for continued listing on The Nasdaq Global Market. The market price of the common stock may also be based on our performance and other factors, the effect of which the Board cannot predict.
The reverse stock split will affect all stockholders of Adverum uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that the reverse stock split results in any stockholders owning a fractional share. In lieu of issuing fractional shares, stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to cash in lieu of the fractional share.
The principal effects of the reverse stock split will be that, depending on the exact split ratio chosen by the Board, (i) the number of shares of common stock issued and outstanding will be reduced to 1/5, 1/7, 1/10, 1/12 or 1/20 of the number of shares of common stock outstanding immediately prior to the reverse stock split, (ii) all outstanding options entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options, between 1/5, 1/7, 1/10, 1/12 or 1/20 of the number of shares of common stock that such holders would have been able to purchase upon exercise of their options immediately preceding the reverse stock split, at an exercise price equal to 5, 7, 10, 12 or 20 times the exercise price specified before the reverse stock split, resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the reverse stock split, (iii) all outstanding restricted stock units entitling the holders thereof to the vesting of shares of common stock will be reduced to between 1/5, 1/7, 1/10, 1/12 or 1/20 of the number of shares immediately preceding the reverse stock split; and (iv) the number of shares reserved for issuance pursuant to Adverum’s 2014 Equity Incentive Award Plan (“2014 EIP”), 2017 Inducement Plan and Adverum’s 2014 Employee Stock Purchase Plan (“ESPP”) will be reduced to between 1/5, 1/7, 1/10, 1/12 or 1/20 of the number of shares currently included in each such plan.
The reverse stock split will not affect the par value of the common stock. As a result, on the effective date of the reverse stock split, the stated capital on Adverum’s balance sheet and statement of stockholders’ equity attributable to the common stock will be reduced to between 1/5, 1/7, 1/10, 1/12 or 1/20 of its present amount, depending on the exact amount of the split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net loss of the common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.
The amendment will not change the terms of the common stock. After the reverse stock split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. Each stockholder’s percentage ownership of the new common stock will not be altered except for the effect of not issuing fractional shares. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.
The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. Following the reverse stock split, Adverum will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.
As noted above, if the reverse stock split is implemented, the number of issued and outstanding shares of common stock will be proportionally reduced. Any future issuances will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of common stock.
The reverse stock split would result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of multiples of 100 shares.

If the reverse stock split is implemented, the common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and any share certificates with our old CUSIP number would need to be exchanged for share certificates with our new CUSIP number following the procedures below.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the reverse stock split is approved by Adverum’s stockholders, and the Board determines it is in the best interests of Adverum to effect the split, the reverse stock split would become effective at such time as the amendment to the Charter is filed with the Secretary of State of the State of Delaware. Upon the filing of the amendment, a minimum of five (5) and a maximum of twenty (20) shares of existing common stock of Adverum will be combined into one (1) new share of common stock as will be set forth in the amendment.
After the reverse stock split, American Stock Transfer & Trust Company, LLC, Adverum’s transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates for any certificated shares. Holders of pre-reverse stock split shares will be asked to surrender to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to Adverum’s stockholders.
No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.
Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the reverse stock split. Beginning on the Effective Date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.
Fractional Shares
Adverum will not issue fractional certificates for post-reverse stock split shares in connection with the reverse stock split. In lieu of issuing fractional shares, stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to a cash payment in lieu of the fractional share equal to such fraction multiplied by the closing sales price of our common stock as reported on The Nasdaq Global Market (or such other principal market upon which our common stock is traded) on the last business day before the date the Certificate of Amendment of Amended and Restated Certificate is filed with the Secretary of State of the State of Delaware.
If the stockholders approve the proposal and the Board determines to effect the reverse stock split, we would communicate to the public, prior to the Effective Date, additional details regarding the reverse stock split including the specific ratio selected by the Board.
Criteria to Be Used for Decision to Apply the Reverse Stock Split
If the stockholders approve the reverse stock split, the Board will be authorized to proceed with the reverse stock split. In determining whether to proceed with the reverse stock split and setting the exact amount of split, if any, the Board will consider a number of factors, including market conditions, existing and expected trading prices of Adverum’s common stock, The Nasdaq Stock Market listing requirements, Adverum’s additional funding requirements and the amount of Adverum’s authorized but unissued common stock.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interest, directly or indirectly, in the matters set forth in this proposal, except to the extent of their ownership of shares of common stock and other holdings, such as stock options or restricted stock units.
Reservation of Right to Abandon Reverse Stock Split
We reserve the right to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Delaware even if the authority to effect the amendment to the Charter is approved by our stockholders. By voting in favor of a reverse stock split, you are also expressly authorizing the Board to delay, not proceed with, or abandon the proposed reverse stock split and amendment to the Charter if the Board should decide, in its sole discretion, that such action is in the best interests of our stockholders.
No Dissenter’s Rights
Under the Delaware General Corporation Law, stockholders will not be entitled to dissenter’s rights with respect to the proposed amendment to the Charter to effect the reverse stock split, and Adverum does not intend to independently provide stockholders with any such right.
Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a summary of certain material federal income tax consequences of the reverse stock split that generally are expected to be applicable to U.S. Holders (as defined below) of the common stock, but does not purport to be a complete discussion of all of the potential tax considerations relating thereto. This summary is based on the provisions of the United States federal income tax law (including the Internal Revenue Code of 1986, as amended, or the Code, applicable Treasury Regulations promulgated thereunder, and judicial authorities and current administrative rulings and practices as in effect on the date of this proxy statement). Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of the reverse stock split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reverse stock split, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed below. This summary assumes that the common stock will be, both before and after the reverse stock split, held as a “capital asset,” as defined in the Code (i.e., generally, property held for investment). Further, it does not discuss the tax consequences of the reverse stock split under state, local, or foreign laws or under gift, excise or other non-income tax laws, or the application of the alternative minimum tax rules, the Medicare contribution tax on net investment income or the special tax accounting rules under Section 451(b) of the Code. This summary does not address the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the reverse stock split (whether or not any such transactions are consummated in connection with the reverse stock split), or the tax consequences to holders of options, warrants or similar rights to acquire common stock. In addition, this summary does not address the tax consequences applicable to a holder’s particular circumstances or to holders that are subject to special tax rules, including without limitation banks, financial institutions, insurance companies, regulated investment companies, mutual funds, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, traders, tax-exempt entities, persons who hold common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other integrated or risk reduction transaction, persons whose common stock constitute qualified small business stock within the meaning of Section 1202 of the Code, holders who hold their common stock through individual retirement or other tax-deferred accounts, holders of common stock who are not U.S. Holders (as defined below), holders of common stock who have a functional currency for U.S. federal income tax purposes other than the U.S. dollar, holders who acquired their common stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, holders who acquired their common stock pursuant to the exercise of employee stock options or otherwise as compensation, or holders of common stock who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities.
For purposes of this discussion, a U.S. Holder means a beneficial owner of common stock that is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof, or the District of Columbia; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

THIS SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.
Tax Consequences of the Reverse Stock Split
The reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes. A U.S. Holder that receives solely a reduced number of shares of common stock generally will not recognize gain or loss in the reverse stock split. A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock should equal the U.S. Holder’s aggregate tax basis in its pre-reverse stock split shares of common stock, and such U.S. Holder’s holding period in the reduced number of shares of common stock should include the holding period in its pre-reverse stock split shares of common stock exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the reverse stock split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices.
No gain or loss will be recognized by Adverum as a result of the proposed reverse stock split.
Cash in Lieu of Fractional Shares
A U.S. Holder that receives cash in lieu of fractional share interests as a result of the reverse stock split will be treated as having received the fractional shares pursuant to the reverse stock split and then as having exchanged the fractional shares for cash in a redemption by Adverum, and generally should recognize gain or loss equal to the difference, if any, between the amount of cash received in lieu of a fractional share and its adjusted basis allocable to the fractional share interests. Such gain or loss will be long-term capital gain or loss if the pre-reverse stock split shares were held for more than one year. Long-term capital gains of individuals are generally subject to tax at reduced rates. There are limitations on the deductibility of capital losses under the Code. A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock, if any, should equal the U.S. Holder’s aggregate tax basis in its pre-reverse stock split shares of common stock decreased by the basis allocated to the fractional share for which such U.S. Holder is entitled to receive cash, and the holding period of the reduced number of shares of common stock received, if any, should include the holding period of the pre-reverse stock split shares of common stock exchanged.
Information Reporting and Backup Withholding
A holder of common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the reverse stock split. To avoid backup withholding, each holder of common stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the Internal Revenue Service. Holders of common stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO U.S. HOLDERS. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER. ALL HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM, INCLUDING RECORD RETENTION AND TAX-REPORTING REQUIREMENTS, AND THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS.

Vote Required and Recommendation
The affirmative vote of a majority of the shares of common stock outstanding on the record date for the 2023 Annual Meeting will be required to approve the Reverse Split Proposal.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ADVERUM BIOTECHNOLOGIES, INC. TO EFFECT A REVERSE STOCK SPLIT OF ADVERUM’S COMMON STOCK AT A RATIO OF 1-FOR-5, 1-FOR-7, 1-FOR-10, 1-FOR-12 OR 1-FOR-20, SUCH RATIO TO BE DETERMINED IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS.

CORPORATE GOVERNANCE
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at http://investors.adverum.com. We intend to satisfy the disclosure requirements under Item 5.05 of the SEC Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the website address and location specified above. The reference to our website does not constitute incorporation by reference of the information contained at or available through our website.
Corporate Governance Guidelines
We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. Our Board adopted these Corporate Governance Guidelines to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of our directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, board meetings, Chief Executive Officer performance evaluation and management development and succession planning for senior management, including the Chief Executive Officer position. A copy of our Corporate Governance Guidelines is available on our website at http://investors.adverum.com.
Board Composition
Director Independence
Our common stock is listed on The Nasdaq Global Market. Rule 5605 of the Marketplace Rules of the Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”) requires that independent directors compose a majority of a listed company’s board of directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of the board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Nasdaq Listing Rule 5605(a)(2) also specifies certain categories of persons who will not be considered independent, including employees, family members of executive officers and recipients of compensation from the company in excess of $120,000 during any period of twelve consecutive months within the past three years, subject to certain exceptions. To be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries. In addition to satisfying general independence requirements under the Nasdaq Listing Rules, members of the compensation committee must also satisfy additional independence requirements set forth in Nasdaq Listing Rule 5605(d)(2). To be considered independent for purposes of Nasdaq Listing Rule 5605(d)(2), our Board must consider all factors specifically relevant to determining whether a director has a relationship with us which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by us to such director; and whether such director is affiliated with us, a subsidiary of our company or an affiliate of a subsidiary of our company.
In March 2023, our Board undertook a review of the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that each of Ms. Hong, Dr. Lupher, Mr. Machado, Dr. Ozden, Mr. Scopa, Ms. Svoronos, Dr. Tuckson, and Dr. Whitcup is independent within the meaning of Rule 5605 of the Nasdaq Listing Rules. Our Board also determined that Mr. Machado, Mr. Scopa, and

Ms. Svoronos, who compose our Audit Committee, and Ms. Hong, Mr. Machado, Mr. Scopa, and Dr. Tuckson, who compose our Compensation Committee, satisfy the independence standards for those committees established by applicable SEC rules and Nasdaq Listing Rules. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence. For example, the Board considered (i) with respect to Mr. Machado and Ms. Svoronos, the fact that both Mr. Machado and Ms. Svoronos serve on the board of directors of Xenon Pharmaceuticals, Inc. and (ii) with respect to Dr. Tuckson, the fact that both Dr. Tuckson and Dr. Fischer serve on the board of directors of CTI Biopharma Corp.
Classified Board of Directors
In accordance with our amended and restated certificate of incorporation, our Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election.
We feel strongly that, given the long runway for drug therapy development and given the stage and size of the Adverum, as well as our current priority focus on restoring the clinical trials roadmap in support of our long-term growth, a classified Board is appropriate at the current time.
Leadership Structure of our Board
Our amended and restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer and/or appoint a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. The roles of Chair of the Board and Chief Executive Officer are currently filled by Mr. Machado and Dr. Fischer, respectively. While the positions of Chief Executive Officer and Chair of the Board are currently held by different individuals, we do not believe there should be a fixed rule regarding the separation of these positions, or whether the chair should be an employee of ours or should be elected from among the non-employee directors. Our needs and the individuals available to assume these roles may require different outcomes at different times, and we and our Board believe that retaining that flexibility in these decisions is in our best interests. See “Role of Board in Risk Oversight Process” for a discussion on how our Board manages risk.
Mr. Machado has served as Chair of the Board since May 2019. Mr. Machado’s tenure on the Board, his experience in serving on multiple other biotechnology company boards, as well as the deep knowledge of our company gained in his role as a member of the Audit Committee of the Board, allow him to provide valuable insights and facilitate the implementation of our strategic initiatives and business plans. In our view, having a Chair that is far removed from management would have the potential to give rise to divided leadership, which could interfere with good decision making or weaken our ability to develop and implement strategy. The Board also believes, however, that Mr. Machado’s independence is an essential complement to his familiarity with our company and management representation on the Board, helping to foster an environment that is conducive to objective evaluation and oversight of management’s performance.
Board Qualifications
The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to our industry; experience as a director or executive officer of another publicly held company; diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members; diversity of background and perspective; and practical and mature business judgment, including the ability to make independent analytical inquiries. The Board believes that diversity of viewpoints, background, experience and other characteristics are an important part of its makeup, and it actively seeks these characteristics in identifying director candidates. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In addition, the Board evaluates each individual’s other professional commitments against their personal capacity to ensure they have adequate time and flexibility to execute their Board duties.
The Nominating and Corporate Governance Committee considers diversity in identifying director nominees, striving to nominate directors with a variety of individual backgrounds and complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee Adverum’s business and operations while serving an increasingly diverse population and patient base.
In searching for qualified director candidates to fill vacancies in the Board, the Nominating and Corporate Governance Committee solicits our Board for names of potentially qualified candidates. Additionally, the Nominating and Corporate Governance Committee may request that members of the Board pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee then considers the potential pool of director candidates, selects the candidate the committee believes best meets the then-current needs of the Board, and conducts a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a member of our Board.
To fulfill its responsibility to recruit and recommend to the Board nominees for election as directors, the Nominating and Corporate Governance Committee considers all qualified candidates who may be identified by any one of the following sources: current or former Board members, a professional search firm, Adverum executives or stockholders.
Stockholders who wish to make a recommendation or propose a director candidate for consideration by the Nominating and Governance Committee may do so by submitting the candidate’s name, resume and biographical information and qualifications to the attention of the Corporate Secretary, Adverum Biotechnologies, Inc., 100 Cardinal Way, Redwood City, California 94063. All recommendations received by the Corporate Secretary will be presented to the Nominating and Governance Committee for its consideration.
We may request from the nominating stockholder or nominating stockholder group such other information as may reasonably be required to determine whether each person recommended by a stockholder or stockholder group as a nominee meets any minimum requirements that may be established by our Board and to enable us to make appropriate disclosures to stockholders entitled to vote in the next election of directors. Proposed nominees are required to make themselves reasonably available to be interviewed by the Nominating and Corporate Governance Committee and members of management, as determined to be appropriate by the Nominating and Corporate Governance Committee. We will not accept a stockholder recommendation for a nominee if the recommended candidate’s candidacy or, if elected, Board membership, would violate applicable state law, federal law or the rules of any exchange or market on which our securities are listed or traded. If the proposed nomination by stockholders was made in accordance with the procedures in our amended and restated bylaws, the Nominating and Corporate Governance Committee will apply the same criteria in evaluating the proposed nominee as it would any other Board nominee candidate and will recommend to our Board whether or not the proposed stockholder nominee should be nominated by our Board and included in our proxy statement.
Stockholders who wish to nominate a director for election at an upcoming annual meeting of stockholders must comply with the advance notice provisions in our amended and restated bylaws. Each stockholder making a nomination is required to provide certain information, representations and undertakings as outlined in our amended and restated bylaws. The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. If a stockholder submits a proposed nominee, the Nominating and Corporate Governance Committee will consider the proposed nominee, along with any other proposed nominees recommended by members of the Board, in the same manner in which the Nominating and Corporate Governance Committee would evaluate its nominees for director. For a description of the proper procedure for stockholder nominations, see “Procedures for Nominations of Directors by Stockholders” in this proxy statement.
Role of Board in Risk Oversight Process
We are exposed to a number of risks, including economic, environmental, operational, and regulatory risks, as well as risks resulting from the COVID-19 pandemic, among others. Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with our Board at regular meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and key enterprise risks, and our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board or appropriate Board committees discuss selected risks in more detail throughout the year, including the COVID-19 pandemic and its related risks.
Board Committees
Our Board has three primary committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, which are described below. In addition, the Board has a Research and Development Committee.
Audit Committee
Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:
•	appoints our independent registered public accounting firm;
•	evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•	determines the engagement of the independent registered public accounting firm;
•	reviews and approves the scope of the annual audit and the audit fee;
•	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly consolidated financial statements;
•	approves the retention of the independent registered public accounting firm to perform any proposed permissible audit and non-audit services;
•
is responsible for reviewing our consolidated financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•	reviews our critical accounting policies and estimates;
•	reviews related party transactions; and
•	annually reviews the Audit Committee charter and the Audit Committee’s performance.
The current members of our Audit Committee are Mr. Machado (Chair), Mr. Scopa and Ms. Svoronos. Mr. Machado serves as the chair of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq Listing Rules. Our Board has determined that Mr. Machado is an Audit Committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the Nasdaq Listing Rules.
The Audit Committee operates under a written charter that satisfies the applicable rules and regulation of the SEC and the Nasdaq Listing Rules. A copy of the Audit Committee charter is available on our website at http://investors.adverum.com.

Compensation Committee
Our Compensation Committee reviews and approves, or may recommend to the full Board or independent members of the Board, as applicable, policies relating to compensation and benefits of our officers, directors and employees. The Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets or makes recommendations to our Board regarding the compensation of these officers based on such evaluations. Our Board retains the authority to determine and approve, upon the recommendation of the Compensation Committee, the compensation of the Chief Executive Officer, unless such authority has been delegated to the Compensation Committee. The Compensation Committee also approves grants of stock options and other awards under our stock plans. In fulfilling its responsibilities, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with our amended and restated certificate of incorporation, amended and restated bylaws, applicable Nasdaq Listing Rules, and other applicable law. The Compensation Committee will periodically review and evaluate the performance of the Compensation Committee and its members, including an annual review of its charter. The current members of our Compensation Committee are Mr. Scopa (Chair), Ms. Hong, Mr. Machado and Dr. Tuckson.
Each of the current members of our Compensation Committee is independent under the Nasdaq Listing Rules and regulations and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
Since 2019, Radford, a national executive compensation consulting firm, which is part of the Rewards Solutions practice at Aon plc, has been engaged by the Compensation Committee to conduct market research and analysis to assist the Compensation Committee in developing appropriate compensation and incentives for our executive officers, to advise the Compensation Committee and provide ongoing recommendations regarding material executive compensation decisions, and to review compensation proposals from management. Radford reports directly to the Compensation Committee and does not provide any non-compensation-related services to us. After review and consultation with Radford, the Compensation Committee determined that Radford is independent and that there is no conflict of interest resulting from retaining Radford. In reaching these conclusions, our Compensation Committee considered the factors set forth in SEC rules and the Nasdaq Listing Rules.
Our executive officers submit proposals to our Board and Compensation Committee regarding our executive and director compensation. Our Chief Executive Officer provides feedback and recommendations to our Compensation Committee with respect to executive compensation, other than his own compensation, including with regard to senior executive performance, responsibility and experience levels. The Compensation Committee often takes into consideration both our Chief Executive Officer’s input and the input of other senior executives in setting compensation levels.
The Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the Nasdaq Listing Rules. A copy of the Compensation Committee charter is available on our website at http://investors.adverum.com.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and composition and organization of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters. The current members of our Nominating and Corporate Governance Committee are Ms. Svoronos (Chair), Dr. Lupher, Dr. Tuckson and Dr. Whitcup. Each of the members of our Nominating and Corporate Governance Committee is an independent director under the Nasdaq Listing Rules.
The Nominating and Corporate Governance Committee operates under a written charter. A copy of the Nominating and Corporate Governance Committee charter is available on our website at http://investors.adverum.com.

Research and Development Committee
The Research and Development Committee is responsible for overseeing Adverum’s research and development programs, strategy and opportunities. The current members of our Research and Development Committee are Drs. Whitcup (Chair), Lupher and Ozden.
Meetings of the Board of Directors and Committees
During 2022, our Board met six times, the Audit Committee met four times, the Compensation Committee met five times, the Nominating and Corporate Governance Committee met five times and the Research and Development Committee met one time. In 2022, each director attended at least 75% of the meetings of our Board and the committees on which the director served that were held while the person was a member of the applicable committee.
Limitation on Liability and Indemnification Matters
Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
•	any breach of the director’s duty of loyalty to us or our stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•	any transaction from which the director derived an improper personal benefit.
Our amended and restated certificate of incorporation and amended and restated bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. Our amended and restated bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under Delaware law. We have entered, and expect to continue to enter, into agreements to indemnify our directors, executive officers and other employees as determined by our Board. We have entered into an indemnification agreement with each of our directors, including each of our Board's nominees for director. With specified exceptions, these agreements provide for indemnification for related expenses, including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damages. To the extent the indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.
Director Attendance at Annual Meetings
Although our directors are encouraged to attend our annual meetings, attendance is not mandatory. All of our then current directors attended the 2022 Annual Meeting of Stockholders. Our Board and management team encourage all of our directors to attend the virtual 2023 Annual Meeting.

Stockholder Communications with the Board of Directors
We provide a process for stockholders to send communications to our Board, the non-employee members of the Board as a group or any of the directors individually. Stockholders may contact any of the directors, including the non-employee directors, by writing to them c/o the Corporate Secretary, Adverum Biotechnologies, Inc., 100 Cardinal Way, Redwood City, California 94063. All communications will be compiled by our Corporate Secretary and submitted to our Board or individual directors, as applicable, on a periodic basis.
Procedures for Nomination of Directors by Stockholders
Stockholders who wish to nominate a director for election at an upcoming annual meeting of stockholders must comply with the advance notice provisions in our amended and restated bylaws. Each stockholder making a nomination is required to provide certain information, representations and undertakings as outlined in our amended and restated bylaws.
We may request from the nominating stockholder or nominating stockholder group such other information as may reasonably be required to determine whether each person proposed to be nominated by a stockholder or stockholder group meets any minimum requirements that may be established by our Board and to enable us to make appropriate disclosures to stockholders entitled to vote in the next election of directors. Proposed nominees are required to make themselves reasonably available to be interviewed by the Nominating and Corporate Governance Committee and members of management, as determined to be appropriate by the Nominating and Corporate Governance Committee. We will not accept a stockholder nomination if the nominee’s candidacy or, if elected, Board membership would violate applicable state law, federal law or the rules of any exchange or market on which our securities are listed or traded. If the proposed nomination by stockholders was made in accordance with the procedures in our bylaws, the Nominating and Corporate Governance Committee will apply the same criteria in evaluating the proposed nominee as it would any other Board nominee candidate and will recommend to our Board whether or not the proposed stockholder nominee should be nominated by our Board and included in our proxy statement.
Notices of nominations should be directed to the attention of the Corporate Secretary, Adverum Biotechnologies, Inc., 100 Cardinal Way, Redwood City, California 94063, and must be received only during the period specified above under “When are stockholder proposals due for next year’s annual meeting?” in the section “Questions and Answers about the 2023 Annual Meeting.”
Prohibition on Hedging
Our insider trading policy, which applies to all of our officers, directors, and employees, prohibits hedging and monetization transactions, such as zero-cost collars and forward sale contracts, that allow individuals to continue to own the covered securities but without the full risks of ownership. Margin purchases, holding securities in a “margin account,” and pledging our securities as collateral to secure loans is also prohibited.
Environmental and Social Responsibility
At Adverum, our values define how we conduct business, shape patient care, apply science to medicine, and work and grow as a company. We strive to put our corporate values into action every day - by reducing the environmental impact of our research and operations, providing safe, engaging and impactful work for our employees, and always leading with integrity.
Our Core Values
•	Lead with integrity: We take individual and collective responsibility to put patients first and to make evidence-based decisions as we embark on a bold mission.
•	Strive together: We aim high to tackle complex issues through diverse perspectives, shared decision-making, and collaboration.
•	Pioneer with patients: We use our science, technology, and expertise to innovate and optimize breakthrough products that give sight to patients across the globe.
We integrate environmental, social, and governance objectives into our decision-making with the goal of delivering long-term value to all of our stakeholders. Our leadership creates and monitors our sustainability-related programs, with our Board maintaining ultimate oversight.

To identify the sustainability issues material to our business, we are guided by best practices, feedback we receive from our stakeholders, including employees, regulators, patients and investors, and third-party thought leaders, such as the Sustainability Accounting Standards Board (SASB), Biotechnology and Pharmaceuticals.
Additional information regarding Adverum’s environmental and social practices is included in the “Sustainability” subsection of the “Company” section of our website. Information on our website is NOT incorporated by reference in this proxy statement.

NON-EMPLOYEE DIRECTOR COMPENSATION
Overview
The Compensation Committee reviews pay levels for non-employee directors periodically with assistance from its compensation consultant, Radford, which prepares a comprehensive assessment of our non-employee director compensation program. That assessment includes benchmarking of director compensation against the same peer group used for executive compensation purposes, an update on recent trends in director compensation and a review of related corporate governance best practices. Following that review, either the Compensation Committee or the Board, consistent with the recommendation of the Compensation Committee, has determined the non-employee director compensation program that will be in effect until the next such determination.
Non-Employee Director Compensation Policy
Under our non-employee director compensation policy, each non-employee director receives the following cash compensation for Board and standing committee service, as applicable:
•	$40,000 per year for service as a Board member;
•	$35,000 per year for service as a non-employee Chair of our Board;
•	$20,000 per year for service as chair of the Audit Committee;
•	$15,000 per year for service as chair of the Compensation Committee;
•	$10,000 per year for service as chair of the Nominating and Corporate Governance Committee;
•	$15,000 per year for service as chair of the Research and Development Committee;
•	$10,000 per year for service as non-chair member of the Audit Committee;
•	$7,500 per year for service as non-chair member of the Compensation Committee;
•	$5,000 per year for service as non-chair member of the Nominating and Corporate Governance Committee; and
•	$7,500 per year for service as non-chair member of the Research and Development Committee.
Annual cash retainers for service as a non-employee Chair of our Board, chair of a committee or non-chair member of the committee are in addition to the annual cash retainer for service as a Board member. Cash retainers are prorated for any partial years of service. We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.
Option Awards
Pursuant to our non-employee director compensation policy, the non-employee directors receive grants of non-statutory stock options under our 2014 Equity Incentive Plan (the “2014 Plan”). For purposes of these awards, a non-employee director is a director who is not employed by us. Pursuant to our non-employee director compensation policy, each non-employee director who joins the Board is automatically granted an option to purchase a number of shares of our common stock resulting in the option having a grant-date fair value (determined as provided in the plan) of $520,000, but in no event more than 80,000 shares (an “Initial Grant”). Initial Grants vest ratably in annual installments over three years of service following the date of grant. In addition, pursuant to our non-employee director compensation policy, on the date of our annual meeting of stockholders, (i) each non-employee director receives an annual equity award under our 2014 Plan of an option to purchase a number of shares of our common stock resulting in the option having a grant-date fair value of $260,000, but in no event more than 40,000 shares (a “Board Annual Award”) and (ii) the Chair of the Board receives an additional option to purchase a number of shares of our common stock resulting in the option having a grant-date fair value of $90,000, but in no event more than 12,500 shares (a “Chair Additional Annual Award”). The Board Annual Awards and Chair Additional Annual Awards vest in full on the earlier to occur of the first anniversary of the grant date or the next annual meeting. All such options have a maximum term of ten years.

Total Non-Employee Director Compensation
The following table presents the total compensation for each person who served as a non-employee member of our Board during the year ended December 31, 2022:
Name(3)	Fees Earned Or Paid In Cash ($)	Option Awards ($)(1)(2)	Total ($)
Soo Hong	35,825	80,328	116,153
Mark Lupher	52,500	29,720	82,220
Patrick Machado	102,500	39,008	141,508
Rabia Gurses Ozden	35,825	80,328	116,153
James Scopa	65,000	29,720	94,720
Dawn Svoronos	60,000	29,720	89,720
Reed Tuckson	52,500	29,720	82,220
Scott Whitcup	60,000	29,720	89,720
(1)
The reported dollar value of the option awards is equal to the aggregate grant date fair value, or incremental fair value, as applicable, as calculated in accordance with ASC Topic 718, of the options awards granted during 2022. See Note 8 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for the assumptions used in calculating this amount.

(2)
As of December 31, 2022, the number of shares underlying option awards outstanding held by each non-employee directors listed above was as follows: Ms. Hong, 80,000; Dr. Lupher, 225,000 shares; Mr. Machado, 338,369 shares; Dr. Ozden, 80,000 shares; Mr. Scopa, 201,666 shares; Ms. Svoronos, 125,000 shares; Dr. Tuckson, 85,000 shares; and Dr. Whitcup, 170,000 shares. No non-employee directors held RSUs on December 31, 2022.

(3)	Dr. Ozden and Ms. Hong joined our Board in March 2022. Upon joining our Board each of Dr. Ozden and Ms. Hong received a stock option to acquire 80,000 shares of our common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Except as set forth below, we had no transactions that have occurred since January 1, 2021 and to which we were a party, in which the amount involved exceeded the lesser of $120,000 and 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, at any time from January 1, 2021 to the date of this report, had or will have a direct or indirect material interest, other than those already described in this proxy statement under the headings “Non-Employee Director Compensation” and “Executive Compensation.”
Consulting Agreement with FLG Partners
In November 2022, we entered into a consulting agreement with FLG Partners pursuant to which FLG Partners provided us with consulting services. Pursuant to the consulting agreement, Linda Rubinstein has served as our Chief Financial Officer since December 2022. In 2022, we paid FLG Partners $111,888, $10,000 of which was a refundable deposit, for consulting services under the consulting agreement, including for the services of Ms. Rubinstein.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness.
As provided by our related party transaction policy, our Audit Committee will be responsible for reviewing and approving in advance the related person transaction and in doing so will consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s-length transaction and the extent of the related person’s interest in the transaction.

EXECUTIVE OFFICERS
Our executive officers are appointed by and serve at the discretion of the Board. There are no family relationships among our directors and executive officers. The following table provides information regarding our executive officers, including their ages and positions, as of April 15, 2023:
Name	Age	Executive Officer Position(s)
Laurent Fischer, M.D.	59	President and Chief Executive Officer
Linda Rubinstein	56	Chief Financial Officer
Richard Beckman, M.D.	64	Chief Medical Officer
Brigit Riley, Ph.D.	45	Chief Scientific Officer
Setareh Seyedkazemi, PharmD	49	Chief Development Officer
Kishor Peter Soparkar	52	Chief Operating Officer
A brief biography of each of our executive officers appears below, except for Dr. Fischer, whose biographical information appears above under “Proposal No. 1: Election of Directors—Class II Directors” above.
Linda Rubinstein Ms. Rubinstein has served as our chief financial officer since December 2022. Since 2010, Ms. Rubinstein has served as Partner at FLG Partners, LLC, a chief financial officer and board advisory services firm, where she assists clients with strategic planning, executes financing transactions, creates business plans and develops corporate and investor positioning. During the previous five years, Ms. Rubinstein has served as chief financial officer, consulting chief financial officer or financial advisor to multiple biotechnology companies, including Alector, Apexigen, ArmaGen, Five Prime Therapeutics, Kezar Life Sciences, Medikine, RenovoRx and Sublimity Therapeutics. Ms. Rubinstein earned a B.A. and an M.A. from the University of California, Los Angeles.
Richard Beckman, M.D. Dr. Beckman has served as our chief medical officer since February 2022. Prior to that, Dr. Beckman served as the chief medical officer at ReNeuron, Inc. from April 2018 to January 2022 where he oversaw clinical development for pipeline candidates, including its human retinal progenitor cell therapy program in retinitis pigmentosa. Prior to ReNeuron, Dr. Beckman served as a chief medical officer from December 2016 until December 2017 at Clearside Biomedical, Inc. Prior to that he served as chief medical officer at Unilife, Inc., Ophthotech, and Neurotech Pharmaceuticals, Inc. and at the latter two led clinical development programs in wet age-related macular degeneration. Previously, Dr. Beckman had roles of increasing responsibility at Alcon Research, Ltd. (acquired by Novartis), Lux BioSciences, Danube Pharmaceuticals, Inc. Becton-Dickinson, Inc., and Allergan, Inc. (acquired by AbbVie). Dr. Beckman spent ten years in private practice as a glaucoma specialist and three years in academic practice at North Shore University Hospital/Cornell University Medical College. Dr. Beckman earned his undergraduate and medical degrees in the Integrated Premedical-Medical Program at the University of Michigan. He completed an ophthalmology residency at Henry Ford Hospital and a glaucoma fellowship at Massachusetts Eye and Ear Infirmary, an affiliate hospital of Harvard Medical School.
Brigit Riley, Ph.D. Dr. Riley has served as our chief scientific officer since June 2021 and as a consultant since June 2020. From June 2020 to the present, Dr. Riley has been an advisor and on the scientific advisory board to several gene therapy companies. Dr. Riley has nearly 20 years of experience in the life sciences industry across a broad range of technologies and disease areas, including gene therapy, small molecules, antibodies, protein degradation, CNS and liver. From June 2014 to September 2019, Dr. Riley served in roles of increasing seniority, culminating as the vice president, discovery and translational research at Sangamo Therapeutics, Inc. She led the Hemophilia A program from initial gene cassette engineering to successful first in man clinical trial, resulting in a partnership with Pfizer. Additionally, she led Sangamo’s CNS portfolio and pipeline expansion, ultimately leading to a partnership with Biogen. Dr. Riley was also responsible for AAV engineering, liver rare disease and discovery efforts in engineering antibodies. Prior to that, she was an entrepreneur in the private biotechnology sector for two different companies with roles spanning founder to vice president, head of research. Prior to that, Dr. Riley was a staff scientist Elan Pharmaceuticals. Dr. Riley was a postdoctoral scholar at Stanford University, earned a Ph.D. in Biochemistry, Molecular Biology and Biophysics from University of Minnesota and a B.A. in Chemistry from Northwestern University.

Setareh Seyedkazemi, PharmD Dr. Seyedkazemi has served as our chief development officer since January 2022. Prior to that, Dr. Seyedkazemi served as vice president, portfolio management for research and development at Pliant Therapeutics from October 2020 to December 2021, in which role she was responsible for developing, implementing and overseeing strategic program and project management excellence and ensuring the successful “end-to-end” delivery of projects and programs in research and development. From May 2018 to October 2020, Dr. Seyedkazemi served as associate vice president clinical development and from November 2016 to April 2018 as executive director clinical development at Allergan (acquired by AbbVie in May 2020). While at Allergan, Dr. Seyedkazemi served in roles of increasing responsible for clinical and global program leadership for the development of cenicriviroc for the treatment of liver fibrosis associated with nonalcoholic steatohepatitis (NASH). Dr. Seyedkazemi has more than 17 years of pharmaceutical industry experience in corporate leadership, global drug development program leadership, clinical development and operations, global and U.S. medical affairs, and program management across multiple therapeutics areas, including fibrosis, NASH, hepatitis C and HIV at Pliant Therapeutics, Allergan (acquired by AbbVie in May 2020), Tobira Therapeutics (acquired by Allergan in November 2016), Gilead Sciences, Johnson & Johnson and Abbott Laboratories, preceded by seven years in HIV clinical care and research. Dr. Seyedkazemi earned a B.S. in Biology from Florida Atlantic University and a Doctor of Pharmacy from Nova Southeastern University, where she also completed a HIV/Infectious Disease residency.
Kishor Peter Soparkar Mr. Soparkar has served as chief operating officer since June 2021 and our chief legal officer from October 2019 to December 2022. Mr. Soparkar was previously chief legal officer, corporate secretary, head of human resources and head of compliance at Counsyl, Inc. from July 2016 to September 2018, where he led support for the company’s legal and human resources needs, debt and equity financings, investor interactions, IPO preparations and acquisition by Myriad Genetics, Inc. From November 2006 to July 2016, Mr. Soparkar served in several roles, most recently as Vice President, Associate General Counsel, at Jazz Pharmaceuticals plc, where he led the legal team’s support of company operations and other business matters, including delivering on numerous debt and equity financings and four landmark transactions. Prior to Jazz Pharmaceuticals, Mr. Soparkar worked at Latham & Watkins in London and San Francisco, with a practice spanning international and domestic markets, as well as private and public transactions. He earned a J.D. from New York University School of Law and a B.A. in economics and politics from Oberlin College.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Our Executives
This Compensation Discussion and Analysis provides information regarding Adverum’s compensation philosophy, policies and practices, and includes information about the 2022 compensation paid or earned by those individuals who served as our Named Executive Officers, or NEOs, during the year ended December 31, 2022. These individuals were as follows:
Named Executive Officer	Position
Laurent Fischer	President and Chief Executive Officer
Linda Rubinstein	Chief Financial Officer
Richard Beckman	Chief Medical Officer
Setareh Seyedkazemi	Chief Development Officer
Kishor Peter Soparkar	Chief Operating Officer
Rupert D’Souza(1)	Former Chief Financial Officer
John Rakow(2)	Former Acting Chief Financial Officer
(1)	Effective June 3, 2022, Dr. D’Souza resigned from his position as our Chief Financial Officer.
(2)	Mr. Rakow served as our acting Chief Financial Officer from June 3, 2022 to December 12, 2022 and continues to serve in the capacity of Senior Vice President, General Counsel.
Our Company
Adverum Biotechnologies is a clinical-stage company that aims to establish gene therapy as a new standard of care for highly prevalent ocular diseases with the aspiration of developing functional cures to restore vision and prevent blindness. Leveraging the capabilities of its proprietary intravitreal (IVT) AAV.7m8 ocular gene therapy platform, Adverum is developing durable, single-administration therapies, designed to be delivered in physicians’ offices, to eliminate the need for frequent ocular injections to treat these diseases. Adverum is developing ixoberogene soroparvovec (Ixo-vec, formerly referred to as ADVM-022), its clinical-stage gene therapy product candidate, as a one-time, IVT injection for patients with neovascular or wet age-related macular degeneration (“wet AMD”). Ixo-vec utilizes a proprietary vector capsid, AAV.7m8, carrying an aflibercept coding sequence under the control of a proprietary expression cassette. By overcoming the challenges associated with current treatment paradigms for debilitating ocular diseases, Adverum aspires to transform the standard of care, preserve vision, and create a profound societal impact around the globe.
Executive Summary
•
Our executive pay program aligns with long-term stockholder value creation. In 2022, approximately 78% of our CEO compensation and approximately 56% of the compensation for our other Named Executive Officers is variable and at risk, tied to our stock price performance or achievement of rigorous, pre-set performance targets that are important to our stockholders.

•
Total compensation actually paid to our CEO and other NEOs is significantly below the total compensation reported in the Summary Compensation Table. Over the three years from 2020 through 2022, total compensation actually paid to both our CEO and our non-CEO NEOs was only 16% of total reported compensation. Underscoring a robust alignment of our executive compensation program with stockholders’ interests, the majority of stock options granted since 2021 are underwater and performance stock units only increase in value as our stock price appreciates. Compensation actually paid includes total reported compensation from the summary compensation table as adjusted for changes in the fair values of unvested and outstanding equity awards.

•
Our 2022 annual incentive program was designed to incentivize progress on our strategic priorities, including an emphasis on starting and enrolling the LUNA trial. Our 2022 annual incentive program comprised two separate half-year performance periods as a result of a re-evaluation and focusing of our strategic priorities after the restructuring that occurred mid-year.

•
In September 2022, the company issued value restoration awards to address employee retention challenges associated with the decline of our stock price in 2021. These awards were delivered in a mix of performance-based options with vesting tied to the achievement of final topline results from the LUNA Phase 2 clinical trial of Ixo-vec, and stock options that were issued to incentivize longer-tenured employee retention in a manner aligned with creating long-term shareholder value. All stock options deliver value only if our stock price appreciates.

•
In follow up to our 2022 say-on-pay vote, our directors conducted an extensive stockholder outreach effort. Our Chair of the Board, as well as the Chairs of our Compensation Committee and Nominating and Corporate Governance Committee, led the stockholder engagement effort. We reached out to stockholders representing over 56% of our common stock and engaged with stockholders collectively holding approximately 18% of our common stock.

•	In response to our stockholder perspectives, the Compensation Committee continued and enacted several executive compensation program practices, including the following:
○
Enhanced transparency around the executive compensation program design and its alignment with our long-term strategy, including a full Compensation Discussion and Analysis disclosure, which as a small reporting company we are not required to do, in last and this years’ proxy filings.

○
Beginning in 2023, in an effort to further align executive compensation with achievement of our corporate objectives, the Compensation Committee has decided to place 100% weighting on our corporate objectives achievement in determining all NEO annual incentive compensation, not just that of the CEO.

2022 Business and Performance Highlights
•	In April 2022, the U.S. Food and Drug Administration (“FDA”) provided Adverum with Type C Meeting written feedback.
•	In June 2022, we delivered an oral presentation at the Macula Society’s 2022 Annual Meeting presenting aflibercept protein expression data through three years post-treatment with Ixo-vec.
•	In June 2022, The European Medicines Agency granted Priority Medicines designation for Ixo-vec in wet AMD.
•
In July 2022, we announced a restructuring of operations, including reductions in both headcount and expenses, to prioritize Ixo-vec’s clinical development and focus Adverum’s pipeline strategy on certain highly prevalent ocular diseases.

•	In July 2022, we completed an Investigational New Drug amendment with the FDA to advance a Phase 2 trial of Ixo-vec in wet AMD.
•
In September 2022, we dosed the first subject in our Phase 2 LUNA trial evaluating Ixo-vec at the 2x10^11 vg/eye (2E11) and 6x10^10 vg/eye (6E10) dose levels, with enhanced prophylactic corticosteroid regimens.

•
In November 2022, presented end-of-study results from our Phase 1 OPTIC trial of Ixo-vec across the 6x10^11 (6E11) and 2E11 doses in wet AMD at The Retina Society Annual Meeting. New data presented included final two-year efficacy and safety analyses, including reduction in annualized anti-VEGF injections, clinically relevant and stable aflibercept protein levels and maintenance to improvement of mean best-corrected visual acuity and mean central subfield thickness. Notably, 80% and 53% of the participants in the 6E11 and 2E11 dose groups, respectively, were supplemental injection free over two years.

•
In 2022, we recruited to the company's leadership team senior executives Richard Beckman, our Chief Medical Officer, Setareh Seyedkazemi, our Chief Development Officer and Linda Rubinstein, our Chief Financial Officer.

Fiscal performance ended December 31, 2022
•
Cash, cash equivalents and short-term investments were $185.6 million as of December 31, 2022, compared to $203.3 million as of September 30, 2022, and $305.2 million as of December 31, 2021. Adverum expects cash, cash equivalents and short-term investments to fund operations into 2025.

Clinical Trials Roadmap
•	Second Half of 2023 – Anticipate full enrollment of the Phase 2 LUNA trial.
•	Third Quarter of 2023 – Anticipate LUNA 14-week data including aflibercept levels for a percentage of cohort.
•	Fourth Quarter of 2023 – Anticipate LUNA preliminary efficacy and safety data.
Stockholder Engagement and Our 2022 Say-On-Pay Vote Result
At our 2022 Annual Meeting, the advisory say-on-pay proposal received support of approximately 68% of votes cast compared to approximately 61% in 2021 and 99% in 2020.
Following the 2022 say-on-pay vote and in response to the significant decline in stockholder support, the Compensation Committee expanded our stockholder outreach effort. We reached out to our top 25 stockholders collectively holding over 56% of our common stock and had meetings with four of these stockholders collectively representing approximately 18% of our common stock. The topics discussed with our stockholders included our corporate strategy, executive compensation program disclosure policy and board diversity. Our Chair of the Board, Patrick Machado, our Chair of the Compensation Committee Chair, James Scopa, and our Chair of the Nominating and Governance Committee, Dawn Svoronos, led these discussions.
The perspectives we heard from our stockholders were conveyed to all members of the Board of Directors and were reviewed and considered by the relevant Board committees. Below is a summary of the feedback we received since our 2022 Annual Meeting and how we have responded:

What We Heard	Our Actions and Perspective
Executive Compensation Program Disclosure
Appreciated our 2022 disclosures around the executive compensation programs and their alignment with long-term value creation. Investors suggested we continue to provide fulsome detail on our compensation practices.

✔ In our 2023 proxy disclosure, we continue to include a full Compensation Discussion and Analysis section that contains a detailed overview of the considerations that informed the Compensation Committee’s decisions regarding our executive compensation program.

Perspective: As a Smaller Reporting Company (SRC), we are not required to prepare a full Compensation Discussion and Analysis disclosure. To provide stockholders fulsome transparency on our compensation practices and in response to their feedback in 2021, we continue to enhance our disclosures by including a detailed narrative around the peer group selection criteria, executive compensation program philosophy and its alignment with our corporate strategy, employee retention and stockholder value creation goals.

What We Heard		Our Actions and Perspective
Benchmark our Executive Compensation Program with Peers	Supported our benchmarking with peer companies to ensure executive compensation practices are in line with our peer group.
✔ Updated our peer group in the second half of 2021 to reflect changes in our market capitalization and to ensure our executive compensation opportunities are aligned with the comparable market benchmarks.

Perspective: Our Board of Directors and the Compensation Committee heard from our stockholders that executive compensation needs to continue to be aligned with market benchmarks and incentivize value creation for shareholders.

We typically issue front-loaded equity awards to our executives to incentivize them to accept our offer and to create immediate alignment with our long-term performance and stockholders’ interests upon joining Adverum.

Stock options have no value until our stock price demonstrates meaningful appreciation.

Long-Term Incentive Program Structure	Several investors suggested the Compensation Committee consider a retention strategy for management during this critical period of the company’s clinical development of Ixo-vec.
✔ In September 2022, the company issued value restoration awards to address employee retention challenges associated with the decline of our stock price in 2021. A portion of these awards were issued as performance-based options to incentivize the acceleration of Ixo-vec’s clinical development.

Perspective: We issued annual retention grants in March 2022. Further, in September 2022, we issued additional equity grants designed to address employee retention and to accelerate data generation from the Phase 2 LUNA study.

The Compensation Committee and the Board will continue to consider stockholder feedback and the outcomes of future say-on-pay votes when evaluating our executive compensation programs and policies and making compensation decisions for our NEOs.
Compensation Philosophy and Objectives
We believe in the importance of aligning the financial interests of our executives with those of our stockholders. A significant portion of our named executive officers’ compensation is designed to be variable and tied to the achievement of key financial and strategic performance objectives, the performance of our stock price, or both, which helps us to incentivize our executive officers to create long-term value for our stockholders.
In particular, the compensation programs have been designed to accomplish the following objectives:
•	Establish competitive compensation plans to attract, retain and motivate high performing senior leaders;
•	Emphasize a pay-for-performance culture to reward both annual and long-term company performance while not encouraging excessive risk-taking;
•	Create long-term alignment between the senior executives and the stockholders’ interests;
•	Support our strategic initiatives and financial goals.
Compensation Decision Making Process
Role of the Compensation Committee
The Compensation Committee of our Board of Directors oversees our executive compensation program and is responsible for reviewing and approving all compensation of our executive officers, including our NEOs, authorizing stock incentive compensation, approving other incentive arrangements, and authorizing related agreements. During the fourth quarter of the year the Compensation Committee meets to begin planning for executive compensation the following year. Its activities include undertaking a preliminary assessment of the goals achievement for the current calendar year, setting our compensation peer group, reviewing current market data with respect to cash and equity compensation of our executives and establishing the performance measures which will be used to determine each executive officer’s annual cash bonus opportunities during the following year. In the first quarter of the year, the Compensation Committee meets to review and approve the achievement level of our prior year goals, sets the executive officers’ base salaries, and target annual cash and equity incentive opportunities in alignment with our overall compensation philosophy.

Role of the Independent External Advisor
The Compensation Committee retained Aon’s Human Capital Solutions practice, a division of Aon plc (formerly known as Radford) (“Aon”) to serve as its independent compensation consultant. In this role, Aon reports directly to the Compensation Committee and uses the competitive market data described below to provide the Committee with compensation ranges that are consistent with our compensation peer group. The Compensation Committee considers analysis and advice from Aon when making compensation decisions related to our Chief Executive Officer and other Named Executive Officers.
During 2022, Aon assisted the Compensation Committee as follows:
•	Analyzing and recommending the peer group;
•
Benchmarking compensation compared to peer companies and general industry data in order to assess base salary, annual incentive plan design and long-term incentive targets with that of peers and the competitive market;

•	Advising on the long-term incentive program and design;
•	Advising on the Chief Executive Officer’s compensation;
•	Advising on director compensation; and
•	Providing updates on executive compensation trends and talent retention strategies.
In compliance with the disclosure requirements of the Securities and Exchange Commission and the Nasdaq regarding the independence of compensation consultants, the Compensation Committee assessed the independence of our independent compensation consultant and determined that the engagement of Aon does not raise any conflicts of interest.
Competitive Market Pay Information
Our compensation programs are designed to be competitive with companies of comparable size and industry with whom we compete for executive talent. The Compensation Committee works with Aon each year to identify a peer group that can provide information on competitive market compensation data, including related to salary, annual incentives and long-term incentives. The Compensation Committee uses the market compensation data as one of several reference points for determining the form and amount of compensation. To determine actual compensation amounts, the Compensation Committee uses its discretion and considers other factors, in addition to the peer group and competitive market data, such as the responsibilities, performance, contributions and experience of each NEO.
The peer group for Adverum was developed using specific selection criteria to identify companies that are comparable in size, have similar business economics, and may be a potential source or destination of our executive talent. Specific criteria included:
•	U.S. based and publicly-traded;
•	industry profile;
•	market capitalization generally 0.3x to 3.0x of Adverum’s market capitalization;
•	employee headcount;
•	geographic location; and
•	availability of publicly disclosed information.

In September 2021, the Compensation Committee reviewed the peer group criteria and peer group composition to ensure the peer group comprised companies with market capitalizations comparable to Adverum’s and ranging between $100 million and $1.2 billion. The priority was given to companies in later-stage clinical trials to match Adverum’s Phase 2 trial for its lead product candidate, Ixo-vec. Based on the revised criteria and the acquisition of several companies in the peer group, the Committee approved the following peer group that was used for various analysis for the remainder of 2021 and 2022.
Aldeyra Therapeutics	Magenta Therapeutics
Applied Genetic Technologies*	MeiraGTx
Assembly Biosciences	Mustang Bio
AVROBIO	Ovid Therapeutics
Calithera Biosciences	Oyster Point Pharma*
Corbus Pharmaceuticals	Passage Bio
CytomX Therapeutics	RAPT Therapeutics
Epizyme	Solid Biosciences
Homology Medicine	Syros Pharmaceuticals
IVERIC bio	Voyager Therapeutics
Lineage Cell Therapeutics
*	Subsequently ceased to be an independent entity.
Adverum was positioned at the 30th percentile of the revised peer group in terms of market capitalization for the prior year.
In August 2022, considering our market capitalization and strategic priorities, the Compensation Committee reviewed the peer group criteria and peer group composition to ensure the peer group comprised companies with market capitalizations comparable to Adverum’s and ranging between $65 million and $230 million. The priority was given to companies in later-stage clinical trials to match Adverum’s Phase 2 trial for Ixo-vec. Based on the revised criteria, the Committee approved the following peer group that was used to set executive compensation opportunities for 2023.
4D Molecular Therapeutics	MeiraGTx
Aldeyra Therapeutics	Mustang Bio
Applied Genetic Technologies Corporation*	Ovid Therapeutics
Assembly Biosciences	Oyster Point Pharma*
AVROBIO	Passage Bio
Corbus Pharmaceuticals	RAPT Therapeutics
CytomX Therapeutics	Solid Biosciences
Generation Bio Co.	Sutro Biopharma
Homology Medicine	Syros Pharmaceuticals
Kodiak Sciences	Taysha Gene Therapies
Lineage Cell Therapeutics	Voyager Therapeutics
Magenta Therapeutics
*	Subsequently ceased to be an independent entity.
Risk Assessment
The Compensation Committee monitors our executive and non-executive compensation programs to ensure that our compensation policies and practices are consistent with the long-term success of Adverum and do not create risks that are reasonably likely to have a material adverse effect on us. The risk oversight includes a review of pay mix, performance metrics and design of our short-and long-term incentive programs, focusing on the programs with variability of payout, the ability of a participant to directly affect payout and controls around participant action and payout. The Compensation Committee determined that none of the compensation programs encourage or create excessive risk-taking and are reasonably unlikely to have a material adverse effect on Adverum.

Elements of Adverum’s Executive Compensation Program
During 2022, the compensation program for the NEOs consisted of base salary, short-term incentive compensation and long-term incentive compensation. The chart below outlines each element of the executive compensation program, the objectives of each component, and key features that may be used in determining each component.
Pay Component	Form of Compensation	Purpose and Key Features
Base Salary	• A fixed payment that reflects each executive’s scope of responsibilities, skills and experience • Delivered in cash	• Provides competitive fixed annual pay to attract and retain executives • Reflects market pay rates and individual performance
Annual Cash Incentives	• Short-term, at-risk variable compensation • Delivered in cash
• Focuses on the achievement of annual corporate operating plan objectives aligned with the long-term strategic objectives (100% weighting of the total annual incentive opportunity for the CEO and, beginning in 2023, for all other NEOs as well)
• In 2022, incentivized progress toward individual performance objectives tied to each non-CEO NEO’s area of responsibility (25% weighting)

Equity Awards	• Long-term, at-risk compensation • Delivered in the form of stock options, performance stock options and performance stock units	• Aligns executives with the long-term interests of stockholders • Supports retention • Recognizes NEOs’ recent performance and potential future contributions
Executive officers are eligible to participate in benefit programs available to the broader employee population.
A description of each component of compensation for the Named Executive Officers in 2022 is below, including a discussion of the factors considered in determining the applicable amount payable or achievable under each component.
Determination of Executive Officer Compensation
Base Salary
Base salaries are set to attract and retain executive talent. The determination of any particular executive’s base salary considers individual performance and contribution, experience in the role, market rates of pay for comparable roles and internal equity. Each year, our Chief Executive Officer proposes base salary adjustments, if any, for all NEOs, excluding himself, based on performance, changes in responsibilities, market data and other relevant factors. His proposal is subject to review by the Compensation Committee, which may accept the recommendations or make modifications to the proposal as it deems appropriate. Adjustments to the Chief Executive Officer’s salary are initiated and approved by the Compensation Committee.
Salary increases are discretionary, and during 2022 the Chief Executive Officer recommended salary adjustments designed to align our pay program with the market pay levels for comparable executive roles. The actual base salary earned by the NEOs in 2022 is reported in the Salary column of the Summary Compensation Table.
Name of Executive Officer	2021 Base Salary	2022 Base Salary	Percentage Increase Over 2021 Base Salary
Laurent Fischer	$621,000	$645,800	4%
Linda Rubinstein(1)	—	—	—
Richard Beckman	—	$465,000	—
Setareh Seyedkazemi	—	$465,000	—
Kishor Peter Soparkar	$455,000	$473,200	4%
Rupert D’Souza	$425,000	$425,000	—
John Rakow(2)	$375,000	$450,000	20%
(1)
Ms. Rubinstein provides services as Chief Financial Officer as an outside consultant pursuant to a consulting agreement between Adverum and FLG Partners, LLC, and is not employed or directly compensated by Adverum, as further described under “Certain Relationships and Related Party Transactions—Consulting Agreement with FLG Partners”.

(2)
At the beginning of 2022, Mr. Rakow’s based salary was $375,000. In June 2022, in connection with his agreement to assume additional responsibilities as our acting Chief Financial Officer, his base salary was increased to $450,000.

Annual Cash Incentives
Pursuant to our annual cash incentive program, our Named Executive Officers are eligible to receive performance-based cash incentives based on the achievement of certain pre-established performance objectives that include corporate and individual performance goals. The annual incentive for our Chief Executive Officer is based exclusively on the corporate metrics, without an individual performance component. For other NEOs, the corporate and individual objectives were assigned a 75% and 25% weighting, respectively, in 2022; however, for 2023, all NEOs’ annual incentive will be based exclusively on the corporate metrics.
Each NEO’s target bonus opportunity for 2022 was expressed as a percentage of base salary as presented below.
Name of Executive Officer	2022 Target Cash Incentive (As a Percentage of Base Salary)	2022 Target Cash Incentive (Assuming 100% Achievement of Target)(2)
Laurent Fischer	60%	$387,480
Linda Rubinstein(1)	—	—
Richard Beckman	40%	$166,470
Setareh Seyedkazemi	40%	$182,280
Kishor Peter Soparkar	40%	$189,280
Rupert D’Souza	40%	$170,000
John Rakow	40%	$180,000
(1)	Ms. Rubinstein is an outside consultant and was not eligible to participate in the 2022 annual incentive program.
(2)	Drs. Beckman and Seyedkazemi received pro-rated bonuses that reflected his/her employment start dates in the first quarter of 2022.
Our 2022 annual incentive program was designed to incentivize progress on our strategic priorities, including an emphasis on starting and enrolling the LUNA trial. Our 2022 annual incentive program comprised two separate half-year performance periods as a result of a mid-year re-evaluation and a focus shift to our strategic priorities after the restructuring that occurred in 2022. Following the restructuring, our incentive program placed higher weighting on key priorities tied to clinical and regulatory milestones.
Performance Goals	1st Half Performance Period Weightings	2nd Half Performance Period Weightings
Achieve clinical and regulatory milestones for Ixo-vec	35%	55%
Advance CMC to support Ixo-vec (added 2nd half: and Pipeline)	25%	15%
Advance scientific understanding of 7m8 platform and advance pipeline assets	20%	10%
Improve the organization’s ability to execute on its strategy and achieve its goals by aligning people, structures, metrics and processes	15%	15%
Maintain financial strength to achieve corporate objectives	5%	5%
At the end of the year, the Compensation Committee assessed the achievement of our corporate performance goals during the first and second halves of the performance period against corresponding performance goals. In evaluating the NEOs’ success against the corporate goals, the Compensation Committee considered and assessed the company’s achievement against the goals in place through the first half of the year at 100% and, following the re-evaluation and focusing of our strategic priorities, the goals in place through the second half of the year at 70%. These assessments balanced our successful regulatory interactions, initiation of LUNA, CMC developments, scientific achievements, employee retention and financial metrics, against targeted clinical and regulatory milestones for Ixo-vec in the second half of the year.

The combined annual incentive payouts for 2022 are reflected below.
Name of Executive Officer	2022 Goal Achievement	2022 Individual Performance Achievement	Total 2022 Bonus Payout (as a % of Base Salary)	Total 2022 Bonus Payout ($)(2)
Laurent Fischer	85%	N/A	51%	$329,358
Linda Rubinstein(1)	—	—	—	—
Richard Beckman	85%	85%	30%	$141,543
Setareh Seyedkazemi	85%	110%	36%	$166,820
Kishor Peter Soparkar	85%	110%	37%	$172,718
Rupert D’Souza	—	—	—	—
John Rakow	85%	100%	36%	$159,750
(1)	Ms. Rubinstein is an outside consultant and was not eligible to participate in the 2022 annual incentive program.
(2)	Drs. Beckman and Seyedkazemi received pro-rated bonuses that reflected his/her employment start dates in the first quarter of 2022.
Long-Term Incentives
The Compensation Committee uses long-term incentives to create alignment of the Named Executive Officers’ interests with those of our stockholders and to foster a culture of ownership that incentivizes our executives to deliver sustained long-term value growth. The long-term incentive awards for the Named Executive Officers are recommended by the Chief Executive Officer and approved by the Compensation Committee. The long-term incentive award for the Chief Executive Officer is initiated and approved directly by the Compensation Committee.
We offer stock options to purchase shares of our common stock as a long-term component of our compensation program. We typically grant stock options to employees when they commence employment with us and may subsequently grant additional stock options or stock unit awards at the discretion of our Compensation Committee or our Board. Our stock options allow employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant.
Generally, our stock options vest over a four-year period, with 25% vesting on the first anniversary of the grant date and 1/48th of the total shares per month thereafter. From time to time, equity awards may be awarded using alternate vesting schedules as set by the Compensation Committee or our Board.
2022 Annual Refresh Long-Term Equity Incentives
In the first quarter of 2022, we granted the NEOs long-term equity awards that were delivered in the form of stock options and performance stock units, as follows:
Name of Executive Officer	2022 Stock Options(#)(3)	2022 Retention Options (#)(4)	2022 Performance Stock Units (#)(5)
Laurent Fischer	630,000	315,000	—
Linda Rubinstein(1)	—	—	—
Richard Beckman	—	85,000	—
Setareh Seyedkazemi	—	85,000	—
Kishor Peter Soparkar	255,000	130,000	—
Rupert D’Souza(2)	—	85,000	100,000
John Rakow	75,000	—	—
(1)	Ms. Rubinstein is an outside consultant and was not eligible to participate in the 2022 Long-Term Incentive program.
(2)	Dr. D’Souza’s 2022 options and performance stock units were unvested and forfeited at the conclusion of his service to us, in accordance with the terms of our 2014 Equity Incentive Award Plan.
(3)
Twenty-five percent of the total number of shares subject to each such option shall vest and become exercisable on first anniversary of the vesting commencement date and 1/48 of the total number of shares subject to each of the options shall vest and become exercisable each month thereafter, such that all of the shares shall become vested and exercisable as of the fourth anniversary of the vesting commencement date, subject to the NEO’s continuation of service from the option grant date through each such vesting date.

(4)
The vesting commencement date shall be the date on which the seventy second (72) patient is dosed in the LUNA Trial. 1/24th of the total number of shares subject to each of the Retention Options shall vest and become exercisable each month following the vesting commencement date, such that all of the shares shall become vested and exercisable as of the second anniversary of the vesting commencement date, subject to the NEO’s continuation of service from the grant date through each such vesting date.

(5)
One-third of the award shall vest upon certification by the Compensation Committee of the Board of the dosing of the first subject in a Phase 2 clinical trial of Ixo-vec in wet age-related macular degeneration, which dosing occurs on or prior to the third anniversary of the date of grant; one-third of the award shall vest upon certification by the Compensation Committee of the dosing of the first subject in a potentially registrational clinical trial of Ixo-vec or another product candidate owned or being developed in wet age-related macular degeneration or another indication determined by the Compensation Committee to represent a significant unmet medical need, which dosing or other indication occurs on or prior to the third anniversary of the date of grant; and one-third of the award shall vest upon certification by the Compensation Committee of the consummation of a strategic corporate transaction, not constituting a Change in Control, that is determined by the Compensation Committee to be transformative for the Company, which consummation occurs prior on or prior to the third anniversary of the date of grant. Non-exclusive examples of a strategic corporate transaction are (i) a collaboration with another company for the development and commercialization of a major asset, (ii) a substantial royalty-based or other structured financing, and (iii) the acquisition or in-license of a significant asset for development and commercialization; and, to the extent any performance stock units has not vested in accordance with the provisions above, such performance stock units shall be forfeited immediately following the third anniversary of the date of grant.

Promotional and New Hire Awards
In November 2021, the Compensation Committee approved a sign-on award of 425,000 stock options and 100,000 performance stock units for Dr. Seyedkazemi. The stock options vest 25% on the first anniversary of the grant date and 1/48th of the total shares per month thereafter. The performance stock unit shall vest pursuant to Footnote 5 above in “2022 Annual Refresh Long-Term Equity Incentives”.
In December 2021, the Compensation Committee approved a sign-on award of 485,000 stock options and 100,000 performance stock units for Dr. Beckman. The stock options vest 25% on the first anniversary of the grant date and 1/48th of the total shares per month thereafter. The performance stock unit shall vest pursuant to Footnote 5 above in “2022 Annual Refresh Long-Term Equity Incentives”.
In June 2022, in recognition of Mr. Rakow’s promotion to the role of acting Chief Financial Officer, the Compensation Committee approved a grant of a stock option to acquire 250,000 shares of our common stock to recognize Mr. Rakow’s expanded scope of responsibilities and to align his compensation with the market pay levels for comparable roles. The option vests over a four-year term, as described above.
2022 Value Restoration Awards
In September 2022, the Compensation Committee approved the grant of value restoration stock options to address employee retention challenges associated with the decline of the company’s stock price in 2021 in a manner aligned with creating long-term shareholder value. The number of shares awarded to each employee was determined by calculating for each outstanding grant the difference between the value of the outstanding award at the initial grant and the value of that award using the highest stock price in the 52-week period prior to the value restoration grant date in September 2022 and then dividing the difference by the value per share of the award at the time of the initial grant. For each individual, the portion of these awards associated with options that had previously vested was issued as a performance-based option to incentivize the acceleration of Ixo-vec’s clinical development and data generation from the Phase 2 LUNA study, and the portion associated with options that had not previously vested was issued as an option vesting monthly over a three-year period.
Name of Executive Officer(1)	2022 Performance-Based Restoration Stock Options (#)(2)	2022 Time-Based Restoration Stock Options (#)(3)
Laurent Fischer	584,978	675,022
John Rakow	75,257	42,813
Kishor Peter Soparkar	230,924	163,847
(1)
Ms. Rubinstein and Drs. Beckman and Seyedkazemi were not eligible to participate in the value restoration program. Dr. D’Souza was no longer an executive officer of the company at the time of the grants.

(2)
100% of the total number of shares subject to the performance-based stock options shall vest and become exercisable upon certification by the Compensation Committee that one full Nasdaq trading session has elapsed since our public disclosure of final topline results from the LUNA Phase 2 clinical trial of Ixo-vec in wet AMD, subject to the NEO’s continuation of service from the grant date through such vesting date.

(3)
1/36 of the total number of shares subject to each of the stock options shall vest and become exercisable each month, with such vesting beginning on September 14, 2022 (the “Vesting Commencement Date”), such that all of the shares shall become vested and exercisable on the third anniversary of the Vesting Commencement Date, subject to the NEO’s continuation of service.

Other Benefits
The general employment benefits provided to the NEOs are generally the same as those provided to other nonunion, salaried employees and include medical, dental, basic life insurance, short and long-term disability insurance, and a tax-qualified 401(k) plan.
Employee 401(k) Plan
U.S. full-time employees qualify for participation in our 401(k) plan, which is intended to qualify as a tax-qualified defined contribution plan under the Internal Revenue Code.
Pension Benefits
Other than with respect to our 401(k) plan, our U.S. employees, including our Named Executive Officers, do not participate in any plan that provides for retirement payments and benefits, or payments and benefits that will be provided primarily following retirement.
Nonqualified Deferred Compensation
During 2022, our U.S. employees, including our Named Executive Officers, did not contribute to, or earn any amounts with respect to, any defined contribution or other plan sponsored by us that provides for the deferral of compensation on a basis that is not tax-qualified.
Limited Trading Windows; No Hedging or Pledging Transactions
Generally, executive officers and directors can trade Adverum’s stock only when they do not have any material nonpublic information and there is not a trading blackout in place. In addition, executive officers are prohibited from engaging in hedging and pledging transactions.
Tax and Accounting Considerations
Under ASC 718, we are required to estimate and record an expense for each award of equity compensation (including stock options, RSUs and PSUs) over the vesting period of the award. As long as stock options, RSUs and PSUs remain components of our long-term compensation program, we expect to record stock-based compensation expense on an ongoing basis according to ASC 718. Compensation expense relating to awards subject to performance conditions is recognized if it is probable that the performance goals will be achieved. The probability of achievement of such goals is assessed on a quarterly basis. The Compensation Committee has considered, and may in the future consider, the accounting implications of the granting of stock option grants, restricted stock units and/or performance stock unit awards.
Under Section 162(m) of the Internal Revenue Code (Section 162(m)), compensation paid to each of the company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the NEOs in a manner consistent with the goals of the company’s executive compensation program and the best interests of the company and its stockholders, which may include providing for compensation that is not deductible by the company due to the deduction limit under Section 162(m).
Compensation Committee Report1
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (the “CD&A”) contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the year ended December 31, 2022.
Soo Hong
Patrick Machado
James Scopa
Reed Tuckson
(1)
The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC, and is not deemed to be incorporated by reference in any filing of Adverum under the Securities Act or the Exchange Act, other than Adverum’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table
The following table sets forth total compensation earned by our NEOs for the years ended December 31, 2022, 2021 and 2020.
Name And Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Laurent Fischer(8) President and Chief Executive Officer	2022	645,800	—	—	1,929,411	329,358	2,070	2,906,639
	2021	621,000	—	562,134	7,513,275	298,080	2,000	8,996,489
	2020	327,308	—	—	20,703,000	267,300	1,000	21,298,608
Linda Rubinstein(9) Chief Financial Officer	2022	—	—	—	—	—	111,888(7)	111,888
Richard Beckman(10) Chief Medical Officer	2022	419,205	150,000	52,668	652,410	141,543	11,600	1,427,425
Setareh Seyedkazemi(11) Chief Development Officer	2022	459,188	170,000	57,668	628,516	196,821	8,563	1,520,756
Kishor Peter Soparkar(12) Chief Operating Officer	2022	473,200	—	—	689,824	172,718	11,041	1,346,784
	2021	435,772	—	181,868	1,667,712	175,175	11,600	2,472,127
Rupert D’Souza(13) Former Chief Financial Officer	2022	188,402	—	43,001	81,371	—	322,872(6)	635,645
	2021	30,587	—	—	526,280	—	—	556,867
John Rakow(14) Former Acting Chief Financial Officer	2022	430,739	—	—	378,528	204,750	11,200	1,025,217
(1)	Amounts represent a discretionary sign-on bonus approved by the Compensation Committee pursuant to an employment offer letter.
(2)
Amounts reflect the aggregate grant date fair value of performance stock awards granted during the applicable year, as calculated in accordance with ASC Topic 718, assuming the probable outcome of the performance conditions. The grant date fair value of the performance stock awards assuming the highest level of performance for 2022 were as follows: for Dr. Beckman, $158,000; for Dr. Seyedkazemi, $173,000; and for Dr. D’Souza, $129,000. The grant date fair value of the performance stock awards assuming the highest level of performance for 2021 were as follows: for Dr. Fischer, $1,686,400; and for Mr. Soparkar, $545,600. See Note 8 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 30, 2023, for information regarding assumptions underlying the value of equity awards.

(3)
These amounts do not correspond to the actual value that the NEOs will recognize. For options to purchase shares of our common stock granted during 2022 that vest based on performance goals, the amounts were calculated in accordance with ASC Topic 718, assuming the probable outcome of the performance conditions. The grant date fair value of the performance stock options granted in 2022 was the same assuming the probable outcome of the performance conditions and the highest level of performance. See Note 8 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 30, 2023, for information regarding assumptions underlying the value of equity awards.

(4)
Amounts represent the annual cash performance-based bonuses earned by our NEOs pursuant to the achievement of certain corporate and individual performance objectives during 2022, 2021, 2020. Please see the descriptions of the annual performance bonuses in the section above titled “Compensation Discussion and Analysis—Determination of Executive Officer Compensation—Annual Cash Incentives.”

(5)	Except as noted in Footnotes 6 and 7, amounts for 2022 represent matching contributions under our 401(k) plan.
(6)	Includes $318,750 of severance benefit payments and $836 of COBRA premiums.
(7)	Consists of consulting fees paid to FLG Partners, LLC, of which Ms. Rubinstein is a partner, pursuant to a consulting agreement.
(8)	Dr. Fischer joined us in June 2020.
(9)	Ms. Rubinstein was appointed our Chief Financial Officer in December 2022.
(10)	Dr. Beckman joined us in February 2022.
(11)	Dr. Seyedkazemi joined us in January 2022.
(12)	Mr. Soparkar was not a named executive officer in 2020.
(13)	Dr. D’Souza served as our Chief Financial Officer from December 2021 to June 2022.
(14)
Mr. Rakow served as our Acting Chief Financial Officer from June 2022 to December 2022 and continues to serve in the capacity of Senior Vice President, General Counsel. He was not a named executive officer in 2020 and 2021.

Please see “Compensation Discussion and Analysis” above for a description of the establishment of the compensation for our NEOs in 2022.

Narrative Disclosure to Summary Compensation Table
The material terms of our NEOs’ annual compensation, including base salaries, cash bonuses, our equity award granting practices and severance benefits and explanations of decisions for cash and equity compensation during 2022 are described above under “Executive Compensation—Compensation Discussion and Analysis.” As noted below under “Employment and Executive Severance Agreements with Named Executive Officers,” except for certain terms contained in their employment offer letters and equity award agreements entered into in connection with our change of control and severance agreements, none of our named executive officers has entered into a written employment agreement with us.
Grants of Plan-Based Awards in 2022
The following table shows for the year ended December 31, 2022, certain information regarding grants of plan-based awards to our NEOs.
				Estimated Potential Payouts Under Non-Equity Incentive Plan Awards Target ($)(1)	Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Award Type	Approval Date	Grant Date		Threshold (#)	Target (#)	Maximum (#)
Laurent Fischer	Option	3/8/2022	3/8/2022	—	—	—	—	630,000	1.29	603,099
	Option	3/8/2022	3/8/2022	—	0	315,000	315,000	—	1.29	301,550
	Option	9/14/2022	9/14/2022	—	0	584,978	584,978	—	1.09	477,050
	Option	9/14/2022	9/14/2022	—	—	—	—	675,022	1.09	547,713
	Cash Incentive Bonus	—	—	387,480	—	—	—	—	—	—
Linda Rubinstein		—	—	—	—	—	—	—	—	—
Richard Beckman	Option	12/30/2021	2/7/2022	—	—	—	—	485,000	1.58	571,039
	PSU	12/30/2021	2/7/2022	—	33,334	33,334	100,000	—	—	158,000
	Option	3/8/2022	3/8/2022	—	0	85,000	85,000	—	1.29	81,371
	Cash Incentive Bonus	—	—	166,522	—	—	—	—	—	—
Setareh Seyedkazemi	Option	11/29/2021	1/6/2022	—	—	—	—	425,000	1.73	547,145
	PSU	11/29/2021	1/6/2022	—	33,334	33,334	100,000	—	—	173,000
	Option	3/8/2022	3/8/2022	—	0	85,000	85,000	—	1.29	81,371
	Cash Incentive Bonus	—	—	182,817	—	—	—	—	—	—
Kishor Peter Soparkar	Option	3/8/2022	3/8/2022	—	—	—	—	255,000	1.29	244,112
	Option	3/8/2022	3/8/2022	—	0	130,000	130,000	—	1.29	124,449
	Option	9/14/2022	9/14/2022	—	0	230,924	230,924	—	1.09	188,319
	Option	9/14/2022	9/14/2022	—	—	—	—	163,847	1.09	132,945
	Cash Incentive Bonus	—	—	189,280	—	—	—	—	—	—
Rupert D’Souza	PSU	3/8/2022	3/8/2022	—	33,334	33,334	100,000	—	—	129,000
	Option	3/8/2022	3/8/2022	—	—	—	—	85,000	1.29	81,371
John Rakow	Option	2/25/2022	2/25/2022	—	—	—	—	75,000	1.39	77,693
	Option	6/3/2022	6/8/2022	—	—	—	—	250,000	1.09	204,725
	Option	9/14/2022	9/14/2022	—	0	75,257	75,257	—	1.09	61,372
	Option	9/14/2022	9/14/2022	—	—	—	—	42,813	1.09	34,738
	Cash Incentive Bonus	—	—	180,000	—	—	—	—	—	—
(1)	Our cash incentive program for the year ended December 31, 2022 had no thresholds or maximums.
(2)
Represents the potential numbers of performance-based units that may be earned based on the achievement of certain milestone spanning 2022 through 2024. For further discussion of the value restoration awards granted in 2022, see the section above titled “Compensation Discussion and Analysis—Determination of Executive Officer Compensation—2022 Value Restoration Awards.”

(3)	Amounts reflect the aggregate grant date as calculated in accordance with ASC Topic 718, and in the case of performance stock awards assuming the probable outcome of the performance conditions.

Outstanding Equity Awards at December 31, 2022
The following table shows all outstanding equity awards held by our NEOs as of December 31, 2022.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Numbers of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(1)
Laurent Fischer	56,251	618,771(2)	—	1.09	9/13/2032	—	—	—	—
	—	—	584,978(3)	1.09	9/13/2032	—	—	—	—
	—	—	315,000(4)	1.29	3/7/2032	—	—	—	—
	—	630,000(5)	—	1.29	3/7/2032	—	—	—	—
	202,222(2)	252,778(2)	—	2.48	8/5/2031	—	—	—	—
	—	—	—	—	—	—	—	113,334(17)	65,734
	311,666	368,334(6)	—	13.44	2/16/2031	—	—	—	—
	750,000(4)	450,000(7)	—	23.70	6/14/2030	—	—	—	—
Linda Rubinstein	—	—	—	—	—	—	—	—	—
Richard Beckman	—	—	85,000(4)	1.29	3/7/2032	—	—	—	—
	—	—	—	—	—	—	—	16,667(17)	9,667
	—	485,000(8)	—	1.58	2/6/2032	—	—	—	—
Setareh Seyedkazemi	—	85,000(4)	—	1.29	3/7/2032	—	—	—	—
	—	—	—	—	—	—	—	16,667(17)	9,667
	—	425,000(9)	—	1.73	1/5/2032	—	—	—	—
Kishor Peter Soparkar	13,653	150,194(2)	—	1.09	9/13/2032	—	—	—	—
	—	—	230,924(3)	1.09	9/13/2032	—	—	—	—
	—	—	130,000(4)	1.29	3/7/2032	—	—	—	—
	—	255,000(5)	—	1.29	3/7/2032	—	—	—	—
	71,111(2)	88,889(2)	—	2.48	8/5/2031	—	—	—	—
	—	—	—	—	—	—	—	36,666(17)	21,266
	64,166	75,834(6)	—	13.44	2/15/2031	—	—	—	—
	28,864(10)	11,886(10)	—	$15.75	2/19/2030	—	—	—	—
	316,666(11)	83,334(11)	—	$6.88	10/29/2029	—	—	—	—
Rupert D’Souza	—	—	—	—	—	—	—	—	—
John Rakow	3,567	39,246(2)	—	1.09	9/13/2032	—	—	—	—
	—	—	75,257(3)	1.09	9/13/2032	—	—	—	—
	—	250,000(12)	—	1.09	6/7/2032	—	—	—	—
	—	75,000(13)	—	1.39	2/24/2032	—	—	—	—
	25,000	75,000(14)	—	1.84	12/1/2031	—	—	—	—
	—	—	—	—	—	10,000(18)	5,800	—	—
	17,708	32,292(15)	—	3.09	7/15/2031	—	—	—	—
	7,121	8,417(6)	—	13.44	2/15/2031	—	—	—	—
	—	—	—	—	—	4,982(19)	2,890	—	—
	101,562	23,438(16)	—	11.72	1/16/2030	—	—	—	—
(1)	Represents the product of the number of unvested RSUs and PSUs and $0.58, the closing price of our common stock on the Nasdaq Global Market as of December 31, 2022.
(2)	This stock option vests monthly over a period of 3 years, subject to continuous service through each such vesting date.
(3)
This stock option vests 100% upon certification by the Compensation Committee of the Board of Directors that one full Nasdaq trading session has elapsed since our public disclosure of final topline results from the LUNA Phase 2 clinical trial of Ixo-vec in wet age-related macular degeneration.

(4)
This stock option vests with respect 1/24th of the shares of the total number of shares on the date of the 72nd patient dosing in the LUNA Phase 2 clinical trial of Ixo-vec in wet age-related macular degeneration and becomes exercisable on each monthly anniversary, thereafter, subject to continuous service through each such vesting date.

(5)
This stock option vested with respect to 25% of the underlying shares of our common stock on February 18, 2023, and 1/48 vesting monthly thereafter for three years, subject to continuous service through each such vesting date.

(6)
This stock option vested with respect to 25% of the underlying shares of our common stock on February 16, 2022, and 1/48 vesting monthly thereafter for three years, subject to continuous service through each such vesting date.

(7)
This stock option vested with respect to 25% of the underlying shares of our common stock on June 15, 2021, and 1/48 vesting monthly thereafter for three years, subject to continuous service through each such vesting date.

(8)
This stock option vested with respect to 25% of the underlying shares of our common stock on February 7, 2023, and 1/48 vesting monthly thereafter for three years, subject to continuous service through each such vesting date.

(9)
This stock option vested with respect to 25% of the underlying shares of our common stock on January 6, 2023, and 1/48 vesting monthly thereafter for three years, subject to continuous service through each such vesting date.

(10)
This stock option vested with respect to 25% of the underlying shares of our common stock on February 20, 2021, and 1/48 vesting monthly thereafter for three years, subject to continuous service through each such vesting date.

(11)
This stock option vested with respect to 25% of the underlying shares of our common stock on October 30, 2020, and 1/48 vesting monthly thereafter for three years, subject to continuous service through each such vesting date.

(12)
This stock option vests with respect to 25% of the underlying shares of our common stock on June 3, 2023, and 1/48 vesting monthly thereafter for three years, subject to continuous service through each such vesting date.

(13)
This stock option vested with respect to 25% of the underlying shares of our common stock on February 18, 2023, and 1/48 vesting monthly thereafter for three years, subject to continuous service through each such vesting date.

(14)
This stock option vested with respect to 25% of the underlying shares of our common stock on December 2, 2022, and 1/48 vesting monthly thereafter for three years, subject to continuous service through each such vesting date.

(15)
This stock option vested with respect to 25% of the underlying shares of our common stock on July 15, 2022, and 1/48 vesting monthly thereafter for three years, subject to continuous service through each such vesting date.

(16)
This stock option vested with respect to 25% of the underlying shares of our common stock on September 9, 2020, and 1/48 vesting monthly thereafter for three years, subject to continuous service through each such vesting date.

(17)	Represents shares unearned relative to performance-based units. The performance-based units will vest in full on the anniversary of the achievement subject to the recipient’s continued service.
(18)	These restricted stock units vest every six months commencing on August 5, 2021, subject to continuous service through each such vesting date.
(19)	These restricted stock units vest over a period of four years commencing on February 16, 2021, subject to continuous service through each such vesting date.
Option Exercises and Stock Vested in 2022
The following table shows for the year ended December 31, 2022, certain information regarding stock vested for the NEOs. None of our NEOs exercised options during the year ended December 31, 2022.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Laurent Fischer	113,334	$123,534
Linda Rubinstein	—	—
Richard Beckman	16,667	18,167
Setareh Seyedkazemi	16,667	18,167
Kishor Peter Soparkar	36,667	39,967
Rupert D’Souza	—	—
John Rakow	24,874	37,868
(1)	The value realized on vesting is based on the number of shares of our common stock underlying the RSU awards that vested multiplied by the closing market price of our common stock on the vesting date.
Potential Payments upon Termination or Change of Control
Each of our NEOs is eligible for severance benefits pursuant to their employee offer letters, as further described below under “Employment and Executive Severance Agreements with Named Executive Officers.” In addition, each of our NEOs hold equity awards that are subject to the terms of the equity incentive plan and award agreement thereunder under which such awards were granted. The following table presents information concerning estimated payments and benefits that would be provided in the circumstances described above for each of the NEOs serving as of the end of the year ending December 31, 2022.The payments and benefits set forth below are estimated assuming that the termination or change in control event occurred on the last business day of the year ending December 31, 2022 using the closing market price of our common stock on that date. Actual payments and benefits could be different if such events were to occur on any other date or at any other price or if any other assumptions are used to estimate potential payments and benefits. Dr. D’Souza is not listed in the table as he was no longer at Adverum as of December 31, 2022, and therefore was not entitled to any severance benefits as a result of a change in control or termination of service as of December 31, 2022. For information regarding the actual terms of separation for Dr. D’Souza, please see below under “Employment and Executive Severance Agreements with Named Executive Officers—Executive Severance Agreements—Former Named Executive Officers.”
	Covered Termination During a Change in Control Period(1)				Covered Termination Other Than During a Change in Control Period(1)
Name	Cash Severance ($)(2)	COBRA Premium Payment/Reimbursement ($)(3)	Equity Acceleration ($)(4)	Total ($)	Cash Severance ($)(5)	COBRA Premium Payment/Reimbursement ($)(6)	Total ($)
Laurent Fischer	2,066,561	23,026	328,666	2,418,253	645,800	11,513	657,313
Linda Rubinstein	—	—	—	—	—	—	—
Richard Beckman	465,000	5,609	48,333	518,942	348,750	4,207	352,957
Setareh Seyedkazemi	465,000	11,513	48,333	524,846	348,750	8,635	357,385
Kishor Peter Soparkar	473,200	16,161	106,333	595,694	354,900	12,120	367,020
John Rakow	450,000	16,161	14,279	480,440	337,500	12,120	349,620
(1)	“Change of Control Period” is defined as the period beginning three months prior to and ending twelve months after a Change in Control (as defined in the Change in Control and Severance Agreements).
(2)
Represents, (i) in the case of Dr Fischer, a lump sum equal to 24 months base salary and two times his target bonus, and (ii) in the cases of the other named executive officers, a lump sum equal to 12 months base salary.

(3)	Represents, (i) in the case of Dr Fischer, 24 months of COBRA premiums, and (ii) in the cases of the other named executive officers, 12 months of COBRA premiums.
(4)
Represents accelerated vesting of 100% of outstanding equity awards held by the named executive officer. Per SEC rules, the value of accelerated stock options is the aggregate spread between $0.58, the closing price of our common stock on December 31, 2022, and the exercise prices of the accelerated stock options, if less than $0.58, and the value of accelerated RSU awards is calculated by multiplying the number of shares subject to acceleration by $0.58, the closing price of our common stock on the Nasdaq Global Market on December 31, 2022. No value is attributable to the accelerated stock options as the exercise price of the options was above the closing price of our common stock on December 31, 2022.

(5)	Represents, (i) in the case of Dr. Fischer, 12 months of base salary continuation, and (ii) in the cases of the other named executive officers, nine months of base salary continuation.
(6)	Represents, (i) in the case of Dr. Fischer, 12 months of COBRA premiums, and (ii) in the cases of the other named executive officers, nine months of COBRA premiums.
Pay Ratio Disclosure
We believe that we provide fair and equitable compensation to our employees through a combination of competitive base pay, incentives and other benefits. In accordance with Item 402(u) of Regulation S-K, promulgated by the Dodd Frank Act, we determined the ratio of: (a) the annual total compensation of our Chief Executive Officer; to (b) the median of the annual total compensation of all of our employees, except for our Chief Executive Officer, both calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K (CEO Pay Ratio).
To determine the median of the annual total compensation of all of our employees, except for our Chief Executive Officer, we used the following methodology:
To identify our employee population, we used tax and payroll records to determine all full-time and part-time employees, excluding our Chief Executive Officer, who were employed as of December 31, 2022.
To identify the median employee with respect to annual total compensation of all of our employees, we calculated each employee’s “total direct compensation,” which consists of: (i) 2022 base salary (using a reasonable estimate of the hours worked and overtime actually paid during 2022 for hourly employees); (ii) cash bonus for 2022; (iii) the grant date fair value of any equity awards granted during 2022 (using the same methodology that we use for estimating the value of the equity awards granted to our Named Executive Officers and reported in our Summary Compensation Table), and (iv) all other compensation (calculated for reporting as set forth in the Summary Compensation Table).
In making this determination, we annualized the base salary and target cash bonus for all full-time and part-time employees who were employed by us for less than the entirety of 2022.
Once our representative median employee was identified in the manner described above, we calculated the annual total compensation of the representative median employee using the same methodology that we used to determine the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included in this Proxy Statement. For 2022, the median of the annual total compensation of our employees (other than our Chief Executive Officer) was $169,590 and the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table included in this Proxy Statement, was $2,906,639. Based on this information, our CEO Pay Ratio for 2022 was 17 to 1.
This CEO Pay Ratio represents our reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and applicable guidance, which provide significant flexibility in how companies identify the median employee. Each company may use a different methodology and make different assumptions particular to that company. As a result, and as explained by the SEC when it adopted these rules, in considering this CEO Pay Ratio disclosure, stockholders should keep in mind that the rule was not designed to facilitate comparisons of CEO Pay Ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and CEO Pay Ratio disclosures. Neither the Compensation Committee nor our management used our CEO Pay Ratio for 2022 in making compensation decisions.
Employment and Executive Severance Agreements with Named Executive Officers
Employment Agreements
We do not have formal employment agreements with any of our named executive officers. The initial compensation of each named executive officer was set forth in an employment offer or promotion letter that we executed with such executive officer at the time his or her employment with us commenced (or at the time of her or his promotion, as the case may be). Each employment offer letter provides that the NEO’s employment is “at will.”
Executive Severance Agreements – Named Executive Officers
Our NEOs that are current executive officers are eligible to receive severance payments and benefits pursuant to change in control and severance agreements each entered into with us.
For purposes of the change in control and severance agreements, “Cause” is determined in the sole discretion of the Board and means misconduct, including: (i) the executive’s commission or the attempted commission of or participation in any crime involving fraud, dishonesty or moral turpitude that results in (or might have reasonably resulted in) material harm to our business; (ii) intentional and material damage to our property and/or misappropriation of our funds; (iii) conduct that constitutes gross insubordination, incompetence or habitual neglect of duties that results in (or might have reasonably resulted in) material harm to our business that has not been cured within 30 days after written notice from the executive’s immediate supervisor or in the case of the chief executive officer, from the Board; or (iv) material breach of the Proprietary Information Agreement executed by the executive.
For purposes of the change in control and severance agreements, “Constructive Termination” means any of the following actions taken without Cause by us or a successor corporation or entity without the executive’s consent: (i) substantial reduction of the executive’s rate of compensation; (ii) material reduction in the executive’s duties, provided, however, that a change in job position (including a change in title) shall not be deemed a “material reduction” unless the executive’s new duties are substantially reduced from the prior duties; (iii) failure or refusal of a successor to Adverum to assume our obligations under the agreement in the event of a change in control; (iv) relocation of the executive’s principal place of employment or service to a place greater than 50 miles from the executive’s then current principal place of employment or service; (v) the requirement to increase the amount of time per week that the executive provides services to us or (vi) the requirement that the participant cease other employment or consulting engagements, unless such employment and/or consulting engagement results in a conflict with our business.
Laurent Fischer
Pursuant to his change in control and severance agreement, in the event of a termination of employment by us without Cause or a Constructive Termination more than three months prior to a change in control or more than 12 months after a change in control, Dr. Fischer will be entitled to (i) 12 months of base salary and (ii) up to 12 months of continued healthcare coverage. In the event of a termination without Cause or a Constructive Termination, in each case, within the period commencing three months prior to a change in control and ending twelve months following a change in control, he will be entitled to (i) an amount equal to the sum of 24 months of base salary and two times Dr. Fischer’s target annual bonus for the year in which the termination occurs, payable in a lump sum, (ii) up to 24 months of continued healthcare coverage and (iii) the accelerated vesting of all of his outstanding equity awards. The payments and benefits described above are conditioned upon such executive executing and not revoking a release of claims against us and are subject to reduction in the event that such a reduction would result in a better after-tax outcome for Dr. Fischer.
Richard Beckman, John Rakow, Setareh Seyedkazemi and Kishor Peter Soparkar
Pursuant to their respective change in control and severance agreements, in the event of a termination of employment by us without Cause or Constructive Termination more than three months prior to a change in control or more than twelve months after a change in control, Drs. Beckman, Seyedkazemi and Messrs. Rakow, Soparkar will be entitled to (i) nine months of base salary and (i) up to nine months of continued healthcare coverage.
In the event Drs. Beckman, Seyedkazemi or Messrs. Rakow, Soparkar are terminated by us without Cause or experiences a Constructive Termination, in each case, within the period commencing three months prior to a change in control and ending on the first anniversary of the change in control, then he or she will be entitled to (i) an amount equal to the sum of 12 months of base salary and the executive’s target annual bonus for the year in which the termination occurs, payable in a lump sum, (ii) up to 12 months of continued healthcare coverage, and (iii) the accelerated vesting of all outstanding equity awards. The payments and benefits described above are conditioned upon such NEO executing and not revoking a release of claims against us.
Executive Severance Agreements – Former Named Executive Officers
Rupert D’Souza
In June 2022, Dr. D’Souza resigned as an officer of Adverum. In June 2022, we entered into a separation and general release of claims with Dr. D’Souza pursuant to which Dr. D’Souza received separation benefits under his change in control and severance agreement, which included a cash payment of $318,750, representing nine months of his base salary, and $836 for healthcare-related premiums.

Pay Versus Performance
Under rules adopted pursuant to the Dodd-Frank Act, we are required to disclose certain information about the relationship between the compensation actually paid to our named executive officers and certain measures of company performance. The material that follows is provided in compliance with these rules however additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made this year is described above in our “Compensation Discussion and Analysis”.
The following table provides information regarding compensation actually paid to our principal executive officer, or PEO, and other NEOs for each year from 2020 to 2022, compared to our total shareholder return (TSR) from December 31, 2019 through the end of each such year, and our net income for each such year. We do not have a company-selected measure (CSM) because our NEOs’ compensation is not linked to any other financial performance measures.
Year (a)	Summary Compensation Table Total for First PEO (b)(1)(3)	Compensation Actually Paid to First PEO (c)(1)(4)	Summary Compensation Table Total for Second PEO (b)(2)(3)	Compensation Actually Paid to Second PEO (c)(2)(4)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d)(5)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (d)(6)	Value of Initial Fixed $100 Investment Based On:		Net Income (Millions) (h)(9)
							Total Shareholder Return (f)(7)	Peer Group Total Shareholder Return (g)(8)
2022	$2,904,569	$547,718	$0	$0	$1,003,683	$560,004	$5.03	$51.93	($151.0)
2021	$8,996,489	($4,543,508)	$0	$0	$2,039,077	($686,061)	$15.28	$77.29	($145.5)
2020	$21,298,608	$9,367,728	$4,317,964	$4,527,456	$2,282,480	$1,512,067	$94.10	$147.47	($117.5)
(1)	Our first PEO was Laurent Fischer.
(2)	Our second PEO was Leone Patterson, who was the PEO for only part of 2020.
(3)	Represents the total compensation paid to our PEO in each listed year, as shown in our Summary Compensation Table for such listed year.
(4)
Compensation actually paid does not mean that our PEO was actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of summary compensation table total compensation under the methodology prescribed under the relevant rules as shown in the adjustment table below.

	First PEO			Second PEO
	2020	2021	2022	2020
Summary Compensation Table Total(a)	$21,298,608	$8,996,489	$2,904,569	$4,317,964
Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(b)	(20,703,000)	(8,075,409)	(1,929,411)	(3,403,410)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(c)	8,772,120	1,628,545	899,729	2,329,500
Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(c)	0	(4,801,425)	(989,661)	(574,321)
Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(c)	0	74,457	32,395	0
Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(c)	0	(2,366,165)	(369,903)	1,857,723
Subtract Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(c)	0	0	0	0
Add Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation	0	0	0	0
Compensation Actually Paid	$9,367,728	($4,543,508)	$547,718	$4,527,456
(a)
We have not reported any amounts in our Summary Compensation Table with respect to “Change in Pension and Nonqualified Deferred Compensation” and, accordingly, the adjustments with respect to such items prescribed by the pay-versus-performance rules are not relevant to our analysis and no adjustments have been made.

(b)	The amounts reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(c)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. We approached the determination of fair value in the same way as we historically have determined fair value and fair values as of each measurement date were determined using valuation assumptions and methodologies (including expected term, volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant under US GAAP. See “Stock Plans” in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for additional details.

(5)
This figure is the average of the total compensation paid to our NEOs other than our PEO in each listed year, as shown in our Summary Compensation Table for such listed year. The names of the non-PEO NEOs in each year are listed in the table below.

2020	2021	2022
Aaron Osborne	Julie Clark	Richard Beckman
Angela Thedinga	Christopher DeRespino	Rupert D’Souza
	Rupert D’Souza	John Rakow
	Thomas Leung	Linda Rubinstein
	Leone Patterson	Setareh Seyedkazemi
	Brigit Riley	Peter Soparkar
Peter Soparkar
Angela Thedinga
Jack Thrift
(6)
This figure is the average of compensation actually paid for our NEOs other than our PEO in each listed year. Compensation actually paid does not mean that these NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of Summary Compensation Table total compensation under the methodology prescribed under the SEC's rules as shown in the table below, with the indicated figures showing an average of such figure for all NEOs other than our PEO in each listed year.

	2020	2021	2022
Summary Compensation Table Total(a)	$2,282,480	$2,039,077	$1,003,683
Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(b)	(1,652,303)	(1,696,506)	(430,664)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(c)	1,074,975	179,467	163,997
Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(c)	(194,376)	(153,160)	(69,234)
Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(c)	0	6,791	7,709
Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(c)	1,291	(161,389)	(28,687)
Subtract Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(c)	0	(900,341)	(86,800)
Add Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Reflected in Fair Value or Total Compensation	0	0	0
Compensation Actually Paid	$1,512,067	($686,061)	$560,004
(a)
We have not reported any amounts in our Summary Compensation Table with respect to “Change in Pension and Nonqualified Deferred Compensation” and, accordingly, the adjustments with respect to such items prescribed by the pay-versus-performance rules are not relevant to our analysis and no adjustments have been made.

(b)	The amounts reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(c)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. We approached the determination of fair value in the same way as we historically have determined fair value and fair values as of each measurement date were determined using valuation assumptions and methodologies (including expected term, volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant under US GAAP. See “Stock Plans” in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for additional details.

(7)
Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and reinvesting all dividends until the last day of each reported fiscal year.

(8)
The peer group is the same as the group used for compensation benchmarking that is disclosed in our “Compensation Discussion and Analysis.” Pursuant to the SEC’s Compliance & Disclosure Interpretations Question 128D.07, we have calculated total shareholder return for 2020, 2021, and 2021 using the peer groups belonging to each of those separate years. Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and reinvesting all dividends until the last day of each reported fiscal year.

(9)	The dollar amounts reported are our net income reflected in the Company’s audited financial statements.

Description of Relationships Between Compensation Actually Paid and Performance
We believe our pay-for-performance philosophy is well reflected in the table above because Compensation Actually Paid tracks well to the performance measures disclosed in such tables. The graphs below describe, in a manner compliant with the relevant rules, the relationship between Compensation Actually Paid and the individual performance measures shown. As noted above, we do not have a company-selected measure because our NEOs’ compensation is not linked to any other financial performance measures.
Compensation Actually Paid (CAP) Versus Total Shareholder Return (TSR)

CAP vs. TSR
$147.47
$77.29
$51.93
$94.10
$15.28
$5.03
$9.4M
$4.5M
$1.5M
$0.0M
($0.7M)
($4.5M)
$0.5M
$0.0M
$0.6M
2020
2021
2022
Compensation Actually Paid (First PEO)
Compensation Actually Paid (Second PEO)
Avg. Compensation Actually Paid (Non-PEO NEOs)
Company TSR
Peer Group TSR

Compensation Actually Paid Versus Net Income

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of Adverum under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information as of December 31, 2022, with respect to all of our equity compensation plans in effect on that date.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Stockholders(1)(2)
Options	15,055,420	$4.66	—
Stock Awards	1,693,619	—	—
Subtotal	16,749,039	$4.19	8,380,825
Equity Compensation Plans Not Approved by Stockholders(4)
Options	4,265,000	$9.76	—
Stock Awards	—	—	—
Subtotal	4,265,000	$9.76	1,865,593
Total	21,014,039	$5.32	10,246,418
(1)	Includes the Amended and Restated 2006 Equity Incentive Plan, 2014 Plan and the 2014 Employee Stock Purchase Plan (the “ESPP”).
(2)
The 2014 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance or transfer pursuant to awards under the 2014 Plan shall be increased on the first day of each year beginning in 2015 and ending in 2024, equal to the lesser of (A) 4.0% of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board; provided, however, that no more than 10,441,663 shares of stock may be issued upon the exercise of incentive stock options.

(3)
Excludes shares subject to rights outstanding under the ESPP as the number of shares issuable pursuant to these rights cannot be determined as of December 31, 2022, as it depends on amounts contributed by the holder of the rights and the price of a share of our common stock on the last day of the purchase period.

(4)
Includes options pursuant to the inducement grant exception under Nasdaq Listing Rule 5635(c)(4) as an inducement that was material to their employment with us. Also includes the 2017 Inducement Plan adopted by the Board in October 2017. The 2017 Inducement Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other forms of equity compensation (collectively, stock awards), all of which may be granted to persons not previously our employees or directors, or following a bona fide period of non-employment, as an inducement material to the individuals’ entering into employment with us within the meaning of Nasdaq Listing Rule 5635(c)(4). The 2017 Inducement Plan has a share reserve covering 6,100,000 shares of our common stock. If a stock award granted under the 2017 Inducement Plan expires or otherwise terminates without all of the shares covered by the stock award having been issued, or is settled in cash, or shares are withheld to satisfy tax withholding obligations, then the shares of our common stock not acquired or withheld pursuant to the stock award again will become available for subsequent issuance under the 2017 Inducement Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the amount and percentage of the outstanding shares of our common stock that, according to the information supplied to us, are beneficially owned by (i) each person who is the beneficial owner of more than 5% of our outstanding common stock, (ii) each person who is currently a director, (iii) each named executive officer and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Adverum Biotechnologies, Inc., 100 Cardinal Way, Redwood City, California 94063. Except for information based on Schedules 13G and 13D, as indicated in the footnotes, beneficial ownership is stated as of April 1, 2023.
The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 1, 2023 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.
The percentage of shares beneficially owned is based on 100,559,625 shares of our common stock outstanding as of April 1, 2023. Shares of our common stock subject to options that are currently vested or exercisable or that will become vested or exercisable within 60 days after April 1, 2023, as well as RSUs that will vest within 60 days after April 1, 2023, are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.
Name of Beneficial Owner	Total Beneficial Ownership	Percentage of Common Stock Beneficially Owned
5% and Greater Stockholders
FMR LLC(1)	7,772,874	7.7%
BML Investment Partners, L.P.(2)	7,300,179	7.3%
Entities affiliated with Morgan Stanley(3)	7,135,052	7.1%
Entities affiliated with Bank of America Corporation(4)	5,591,896	5.6%
Versant Venture Management, LLC(5)	5,068,233	5.0%
Executive Officers and Directors
Laurent Fischer(6)	2,675,369	2.6%
Linda Rubinstein	—	—
Richard Beckman(7)	190,623	*
Setareh Seyedkazemi(8)	189,541	*
Kishor Peter Soparkar(9)	982,180	*
Rupert D’Souza	49,650	*
John Rakow(10)	279,384	*
Soo Hong(11)	26,667	*
Mark Lupher(12)	185,000	*
Patrick Machado(13)	374,051	*
Rabia Gurses Ozden(14)	26,667	*
James Scopa(15)	188,334	*
Dawn Svoronos(16)	120,000	*
Reed Tuckson(17)	30,000	*
Scott Whitcup(18)	130,000	*
All current directors and executive officers as a group (14 persons)(19)	5,593,647	5.3%
*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.
(1)
Based on a Schedule 13G/A filed with the SEC on February 9, 2023 reporting beneficial ownership as of December 30, 2022 (the “FMR 13G”), FMR LLC as sole voting power over 7,742,415 of the shares and has sole dispositive power over all of the shares. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC, has sole dispositive power over all of the shares. Fidelity Management & Research Company LLC may also be deemed to beneficially own in excess of 5% of our common stock. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address for FMR LLC and Abigail P. Johnson is 245 Summer Street, Boston, Massachusetts 02210. The FMR 13G provides information only as of December 31, 2022 and, consequently, the beneficial ownership information identified in the BML 13G may have changed since December 31, 2022.
(2)
Based on a Schedule 13G filed with the SEC on February 8, 2023 reporting beneficial ownership as of December 31, 2022 (the “BML 13G”), BML Investment Partners, L.P. has shared voting and dispositive power over 7,067,179 of these shares, and Braden M. Leonard has sole voting and dispositive power over 233,000 of these shares and shared voting and dispositive power over 7,067,179 of these shares. BML Investment Partners, L.P. is a Delaware limited partnership whose sole general partner is BML Capital Management, LLC. The managing member of BML Capital Management, LLC is Braden M. Leonard. As a result, Braden M. Leonard is deemed to be the indirect owner of the shares held directly by BML Investment Partners, L.P. Mr. Leonard, however, disclaims beneficial ownership of such shares of common stock, except to the extent of any pecuniary interest therein. The address of the persons and entities listed above is 65 E Cedar - Suite 2, Zionsville, IN 46077. The BML 13G provides information only as of December 31, 2022 and, consequently, the beneficial ownership information identified in the BML 13G may have changed since December 31, 2022.

(3)
Based on a Schedule 13G filed with the SEC on February 8, 2023 reporting beneficial ownership as of December 30, 2022 (the “MS 13G”). Morgan Stanley has shared voting power over 7,133,802 of these shares and shared dispositive power over all of these shares. Morgan Stanley Capital Services LLC has shared voting and dispositive power over 7.129,709 of these shares. The address for Morgan Stanley and Morgan Stanley Capital Services LLC is 1585 Broadway New York, NY 10036. The MS 13G provides information only as of December 30, 2022 and, consequently, the beneficial ownership information identified in the MS 13G may have changed since December 30, 2022.

(4)
Based on a Schedule 13G filed with the SEC on February 14, 2023 reporting beneficial ownership as of December 31, 2021 (the “BofA 13G”). The BofA 13G was filed by Bank of America Corporation on behalf of itself and its wholly owned subsidiaries Bank of America N.A., BofA Securities, Inc. and Merrill Lynch Pierce Fenner & Smith, Inc. The address of Bank of America Corporation is Bank of America Corporate Center, 100 N Tyron St., Charlotte, NC 28225. The BofA 13G provides information only as of December 31, 2022 and, consequently, the beneficial ownership information identified in the BofA 13G may have changed since December 31, 2022.

(5)
Based on a Form 13F filed with the SEC on February 9, 2023 reporting beneficial ownership as of December 31, 2022. The address for Versant Venture Management, LLC is One Sansome Street, Suite 3630, San Francisco, CA 94104. This Schedule 13F provides information only as of December 31, 2022 and, consequently, the beneficial ownership information of Versant Venture Management, LLC may have changed since December 31, 2022.

(6)	Includes 1,869,795 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2023.
(7)	Includes 151,562 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2023.
(8)	Includes 141,666 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2023.
(9)	Includes 679,622 shares subject to options that are exercisable within 60 days of April 1, 2023.
(10)	Includes 214,606 shares subject to options that are exercisable within 60 days of April 1, 2023.
(11)	Includes 26,667 shares subject to options that are exercisable within 60 days of April 1, 2023.
(12)	Includes 185,000 shares subject to options that are exercisable within 60 days of April 1, 2023.
(13)	Includes 285,869 shares subject to options that are exercisable within 60 days of April 1, 2023.
(14)	Includes 26,667 shares subject to options that are exercisable within 60 days of April 1, 2023.
(15)	Includes 185,000 shares subject to options that are exercisable within 60 days of April 1, 2023.
(16)	Includes 70,000 shares subject to options that are exercisable within 60 days of April 1, 2023.
(17)	Includes 30,000 shares subject to options that are exercisable within 60 days of April 1, 2023.
(18)	Includes 130,000 shares subject to options that are exercisable within 60 days of April 1, 2023.
(19)
Consists of the shares held by our current directors and current executive officers, including one executive officer not included above, including 4,119,728 shares subject to options that are exercisable, and/or RSUs that may settle, within 60 days of April 1, 2023

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2022, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that Laurent Fischer, Kishor Peter Soparkar and Brigit Riley each filed one Form 4 reporting a grant of a stock option late as a result of administrative oversight.
HOUSEHOLDING
The SEC has adopted rules known as “householding” that permit companies and intermediaries (such as brokers) to deliver one set of proxy materials to multiple stockholders residing at the same address. This process enables us to reduce our printing and distribution costs, and reduce our environmental impact. Householding is available to both registered stockholders and beneficial owners of shares held in street name.
Registered Stockholders
If you are a registered stockholder and have consented to householding, then we will deliver or mail one set of our proxy materials, as applicable, for all registered stockholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to our Corporate Secretary by telephone at (650) 656-9323 or by mail at 100 Cardinal Way, Redwood City, California 94063. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report or proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
If you are a registered stockholder who has not consented to householding, then we will continue to deliver or mail copies of our proxy materials, as applicable, to each registered stockholder residing at the same address. You may elect to participate in householding and receive only one set of proxy materials for all registered stockholders residing at the same address by providing notice to Adverum as described above.
Street Name Holders
Stockholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.
ANNUAL REPORT
This proxy statement is accompanied by our 2022 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”). The Form 10-K includes our audited financial statements. We have filed the Form 10-K with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and on our website at http://investors.adverum.com. In addition, upon written request to our Corporate Secretary at 100 Cardinal Way, Redwood City, California 94063, we will mail a paper copy of our Form 10-K, including the financial statements and the financial statement schedules, to you free of charge.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov. You may also read and copy any document we file with the SEC on our website at http://investors.adverum.com.
You should rely on the information contained in this document to vote your shares at the 2023 Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated [   ], 2023. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
OTHER MATTERS
As of the date of this proxy statement, our Board knows of no other matters that will be presented for consideration at the 2023 Annual Meeting other than the matters described in this proxy statement. If other matters are properly brought before the 2023 Annual Meeting, then, to the extent authorized under Rule 14a-4(c)(1) under the Exchange Act, proxies will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxyholder.
By Order of the Board of Directors
[    ]
Kishor Peter Soparkar
Chief Operating Officer
Redwood City, California
[   ], 2023

PRELIMINARY COPY

ADVERUM BIOTECHNOLOGIES, INC.
100 CARDINAL WAY
REDWOOD CITY, CA 94063

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ADVM2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V12975-P87722 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVERUM BIOTECHNOLOGIES, INC.

The Board of Directors recommends you vote "FOR" the following:

	For All	Withhold All	For All Except
1. Election of Class III Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark Lupher, Ph.D.
02) Rabia Gurses Ozden, M.D.
03) Scott Whitcup, M.D.

The Board of Directors recommends you vote "FOR" the following proposals:

NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and on such other matters as may properly come before said meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date